SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14 (a) of the Securities
                     Exchange Act of 1934 (Amendment No.__)

Filed by the Registrant                     [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement

[ ]  Confidential, for Use of
     the Commission Only
     (as permitted by
     Rule 14a-6(e)(2))

[ ]  Definitive Proxy Statement
     Definitive additional materials
     Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                           TOUCHSTONE STRATEGIC TRUST

     (Name of Registrant as Specified in Its Charter/Declaration of Trust) (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)  Title of each class of securities to which transaction applies:

(2)  Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)  Proposed maximum aggregate value of transaction:

(5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

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

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount previously paid:

(2)  Form, Schedule or Registration Statement no.:

(3)  Filing Party:

(4)  Date Filed:

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

                           TOUCHSTONE STRATEGIC TRUST
                        221 East Fourth Street, Suite 300
                             Cincinnati, Ohio 45202
                                  800.638.8194

March __, 2002

Dear Shareholder:

You are cordially invited to attend a Special Meeting of Shareholders of the Touchstone Strategic Trust (the "Trust") on Thursday, April 25, 2002 at 10 a.m. Eastern time, at the offices of the Trust, 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202.

The special meeting is being held to consider the following: (1) authorizing the Trustees and Touchstone Advisors to select and change sub-advisors without shareholder approval, 2) approval of revisions to the Trust's Agreement and Declaration of Trust, 3) approval of a new sub-advisory agreement for the International Equity Fund between Touchstone Advisors, Inc. and Bank of Ireland Asset Management (U.S.) Limited and (4) approval of multiple changes to the fundamental investment restrictions of the Trust. Please review the enclosed proxy statement for more information about the proposals.

The Board of Trustees has given full and careful consideration to each of these matters and has concluded that the proposals are in the best interest of the Trust and its shareholders. The Board of Trustees therefore recommends that you vote "FOR" the matters discussed in this proxy statement.

Your vote is important, no matter how many shares you own. To assure your representation at the meeting, we must receive the enclosed authorization card with your voting instructions no later than April 22, 2002 in order to process your instructions prior to the Special Meeting of shareholders on April 25, 2002.

By mail: Complete, sign and mail the enclosed authorization card in the postage-paid envelope that has been provided. Please allow adequate time for mailing.

By fax: Complete and sign the enclosed authorization card and fax both sides to 513-362-8319.

If you attend the meeting, you may revoke your proxy and vote your shares in person.

If you have any questions or need any help with your voting instructions, please call Touchstone toll-free at 800.638.8194.

Sincerely,

/s/ Jill T. McGruder

Jill T. McGruder
President
Touchstone Family of Funds and Variable Annuities

THE TOUCHSTONE FAMILY OF FUNDS IS DISTRIBUTED BY TOUCHSTONE SECURITIES, INC.*

* MEMBER NASD/ SIPC

March 18, 2002

Dear Financial Professional:

The attached letter, proxy statement and authorization card was mailed to Touchstone Strategic Trust (the "Trust") shareholders on March 15, 2002. Clients are being asked to provide voting instructions on several proposals which will affect the Trust.

Shareholders are being asked (1) To authorize the Trustees and Touchstone Advisors, Inc. to select and change investment sub-advisors and enter into investment sub-advisory agreements without obtaining the approval of shareholders, (2) to make revisions to the Trust's Agreement and Declaration of Trust, (3) to approve a new sub-advisory agreement between Touchstone Advisors, Inc. and Bank of Ireland Asset Management (U.S.) Limited with respect to the International Equity Fund and (4) to ratify multiple changes to the fundamental investment restrictions of the Trust. We must receive the client's authorization card by the close of business on April 22, 2002 in order to process the voting instructions prior to the April 25, 2002 meeting of shareholders.

Please read the attached letter and proxy statement to familiarize yourself with the proposals. The Board of Trustees has recommended a vote "FOR" all items. If you or your clients have any questions, please call Touchstone at 800.638.8194.

Thank you for doing business with Touchstone.

Sincerely,

/s/ Jill T. McGruder

Jill T. McGruder
President
Touchstone Family of Funds and Variable Annuities

THE TOUCHSTONE FAMILY OF FUNDS IS DISTRIBUTED BY TOUCHSTONE SECURITIES, INC.*

* MEMBER NASD/ SIPC

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

                           TOUCHSTONE STRATEGIC TRUST
                        221 East Fourth Street, Suite 300
                             Cincinnati, Ohio 45202
                                  800-638-8194

                            NOTICE OF SPECIAL MEETING

Notice is hereby given that a special meeting of shareholders of Touchstone Strategic Trust (the "Trust"), will be held on April 25, 2002 at 10:00 a.m., Eastern time, at the offices of the Trust, 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202.

The special meeting is being held for the following purposes:

     1. To authorize the Board and Touchstone Advisors, Inc. to select and change investment sub-advisors and to enter into or amend investment sub-advisory agreements without obtaining the approval of shareholders.

     2. To authorize the Board to adopt an Amended and Restated Declaration of Trust.

     3. To approve a new sub-advisory agreement for the International Equity Fund between Touchstone Advisors, Inc. and the Bank of Ireland Asset Management (U.S.) Limited.

     4a. To change the fundamental investment restrictions of the Fund with respect to borrowing money.

      b. To change the fundamental investment restrictions of the Fund with respect to underwriting securities.

      c. To change the fundamental investment restrictions of the Fund with respect to loans.

      d. To change the fundamental investment restrictions of the Fund with respect to real estate.

      e. To eliminate the fundamental investment restrictions of the Fund regarding oil, gas or mineral leases.

      f. To change the fundamental investment restrictions of the Fund with respect to commodities.

      g. To change the fundamental investment restrictions of the Fund with respect to concentration of investments.

      h. To change the fundamental investment restrictions of the Fund with respect to issuing senior securities.

      i. To eliminate the fundamental investment restrictions of the Fund regarding amounts invested in one issuer.

     5. To transact such other business as may properly come before the special meeting or any adjournments thereof.

     Shareholders of record at the close of business on February 25, 2002 are entitled to notice of, and to vote at, the special meeting. The accompanying Proxy Statement contains more information about the special meeting.

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. TO AVOID THE COST OF FOLLOW UP SOLICITATION AND A POSSIBLE ADJOURNMENT, PLEASE READ THE ENCLOSED PROXY STATEMENT AND COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE. IT IS IMPORTANT THAT YOUR VOTE BE RECEIVED BY APRIL 22, 2002.

     By order of the Board of Trustees of the Touchstone Strategic Trust.

                                        Tina D. Hosking
                                        Secretary

Cincinnati, Ohio
March 15, 2002

                           TOUCHSTONE STRATEGIC TRUST
                        221 East Fourth Street, Suite 300
                             Cincinnati, Ohio 45202
                                  800-638-8194

                                 PROXY STATEMENT
                         SPECIAL MEETING OF SHAREHOLDERS
                                 APRIL 25, 2002

     This Proxy Statement is furnished by Touchstone Strategic Trust (the "Trust") to the shareholders of the International Equity Fund, the Emerging Growth Fund, the Aggressive Growth Fund, the Growth/Value Fund, the Equity Fund, the Enhanced 30 Fund and the Value Plus Fund (the "Funds") on behalf of the Trust's Board of Trustees (the "Board") in connection with the Trust's solicitation of the accompanying proxy. This proxy will be voted at a special meeting of shareholders to be held on April 25, 2002 at 10:00 a.m., Eastern time, at the offices of the Trust, 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202, for the purposes set forth below and in the accompanying Notice of Special Meeting. This Proxy Statement is being mailed to Trust shareholders on or about March 15, 2002.

     IN THIS PROXY STATEMENT, ACTIONS FROM TIME TO TIME MAY BE DESCRIBED AS BEING TAKEN BY THE FUND, WHICH IS A SERIES OF THE TRUST, ALTHOUGH ALL ACTIONS ARE ACTUALLY TAKEN BY THE TRUST ON BEHALF OF THE FUND.

REPORTS TO SHAREHOLDERS

     Copies of the Trust's most recent Annual and Semiannual Reports have previously been mailed to shareholders. These reports may be obtained without charge by calling (800) 638-8194 or by writing to the Trust, 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202.

     The following table summarizes the proposals applicable to each class of shares of each Fund:

Proposal #    Proposal Description              Applicable Fund(s)       Page
----------    --------------------              ------------------       ----
   1          To vote on authorizing the               All
              Trustees and Touchstone
              Advisors, Inc. to select and
              change investment sub-advisors
              and enter into investment
              sub-advisory agreements
              without obtaining the approval
              of shareholders.

   2          To approve changes to the                All
              Agreement and Declaration of
              Trust.

   3          To approve a new sub-advisory     International Equity
              agreement for the
              International Equity Fund
              between Touchstone Advisors,
              Inc. and the Bank of Ireland
              Asset Management (U.S.)
              Limited.

   4a         To change the fundamental            All except
              investment restrictions           Emerging Growth
              of the Trust with respect
              to borrowing money.

   4b         To change the fundamental            All except
              investment restrictions           Emerging  Growth
              of the Trust with respect
              to underwriting
              securities.

   4c         To change the fundamental            All except
              investment restrictions           Emerging Growth
              of the Trust with respect
              to loans.

   4d         To change the fundamental            All except
              investment restrictions           Emerging Growth
              of the Fund with respect
              to real estate.

   4e         To eliminate the                     All except
              fundamental investment            Emerging Growth
              restrictions of the Trust
              regarding oil, gas or
              mineral leases.

   4f         To change the fundamental            All except
              investment restrictions           Emerging Growth
              of the Trust with respect
              to commodities.

   4g         To change the fundamental            All except
              investment restrictions           Emerging Growth
              of the Trust with respect
              to concentration of
              investments.

   4h         To change the fundamental            All except
              investment restrictions           Emerging Growth
              of the Trust with respect
              to issuing senior
              securities.

   4i         To eliminate the                  All except Aggressive
              fundamental investment            Growth and Growth/Value
              restrictions of the Trust
              regarding amounts
              invested in one issuer.

   5          To transact such other                   All
              business as may properly
              come before the special
              meeting or any
              adjournments thereof.

PROPOSAL 1 IS TO BE VOTED ON BY SHAREHOLDERS OF ALL FUNDS OF THE TRUST.

                                 Proposal No. 1

         TO AUTHORIZE THE BOARD AND TOUCHSTONE ADVISORS, INC. TO SELECT
         AND CHANGE INVESTMENT SUB-ADVISORS AND TO ENTER INTO OR AMEND
       INVESTMENT SUB-ADVISORY AGREEMENTS WITHOUT OBTAINING THE APPROVAL
                                OF SHAREHOLDERS

     Proposal 1 is to be voted on by shareholders of each Fund voting separately. For the purposes of the following discussion of this Proposal 1, the Funds of the Trust will be referred to individually as a "Fund" and collectively as the "Funds," and Proposal 1 will be referred to as this "Proposal."

BACKGROUND

     Touchstone Advisors, Inc. (the "Advisor") currently employs sub-advisers, each a registered investment adviser, for each of the Funds. The current sub-advisers for the Funds are as follows:

FUND                                  SUB-ADVISER
Touchstone International Equity Fund  Credit Suisse Asset Management
Touchstone Emerging Growth Fund       TCW Investment Management Company
                                      Westfield Capital Management Company, Inc.
Touchstone Aggressive Growth Fund     Mastrapasqua & Associates, Inc.
Touchstone Growth/Value Fund          Mastrapasqua & Associates, Inc.
Touchstone Equity Fund                Fort Washington Investment Advisors, Inc.*
Touchstone Enhanced 30 Fund           Todd Investment Advisors, Inc.*
Touchstone Value Plus Fund            Fort Washington Investment Advisors, Inc.*

*Fort Washington Investment Advisors, Inc. and Todd Investment Advisors, Inc. are affiliates of the Advisor.

     Sub-advisers perform the daily management of the assets of the Funds. The Advisor monitors and supervises the activities of the sub-advisers, and may terminate the services of any sub-adviser at any time, subject to the notice periods set forth in the applicable sub-advisory agreement. However, entering into a new sub-advisory agreement or amending an existing sub-advisory agreement with a sub-adviser currently requires approval of the applicable Fund's shareholders.

     The Investment Company Act of 1940 (the "1940 Act") requires that all contracts pursuant to which persons serve as investment advisers to investment companies be approved by shareholders. This requirement applies to the appointment of a new or replacement sub-adviser to any Fund and generally to the amendment of agreements with existing sub-advisers. (There is an exception to this requirement that permits, under certain circumstances, entities to serve as replacement investment advisers or sub-advisers for an interim period without shareholder approval if their contracts have been approved by the board of the investment company.) The Securities and Exchange Commission (the "Commission") has previously granted exemptions to investment companies, such as the Trust, from the requirement for a shareholder vote provided that certain conditions are satisfied.

     The Trust and the Advisor currently are seeking similar exemptive relief from the Commission. If the Trust and the Advisor obtain this exemptive relief and this Proposal 1 is approved, the Board and the Advisor will be able, without further shareholder approval, to enter into new and amended sub-advisory agreements with sub-advisers, other than sub-advisers who are affiliates of either the Trust or the Advisor, other than by reason of serving as a sub-adviser to one or more Funds (an "Affiliated Sub-Adviser"). The Board will not, however, be able to (a) replace the Advisor as investment manager or (b)
enter into a new or amended sub-advisory agreement with an Affiliated Sub-Adviser, without complying with the 1940 Act and applicable regulations governing shareholder approval of advisory contracts. Although the Trust applied for this exemptive relief in January 2002, the Trust has not yet received this exemptive relief from the Commission, and there is no assurance that the Trust will receive such relief.

REASONS FOR THIS PROPOSAL

     This Proposal is intended to facilitate the efficient supervision and management of the Funds by the Advisor and the Board and to give the Advisor flexibility in managing the Funds in the future. The Advisor continuously monitors the performance of the sub-advisers and may, from time to time, recommend that the Board replace one or more sub-advisers or appoint additional sub-advisers, depending on the Advisor's assessment of which sub-advisers it believes will optimize each Fund's chances of achieving its investment objective. Under the 1940 Act, the Advisor currently is required to obtain shareholder approval to add or replace a sub-adviser. In most cases, the Advisor must also obtain shareholder approval to amend an existing sub-advisory agreement. Obtaining shareholder approval requires a Fund to hold a meeting of its shareholders, which entails substantial costs, including costs related to preparing, printing and distributing proxy materials. If the Funds obtain exemptive relief from the Commission and shareholders approve this Proposal, the Board, subject to certain exceptions, will no longer be required to call a Fund shareholder meeting each time a new sub-adviser is proposed or a material amendment to a sub-advisory agreement is proposed.

     Even in the absence of a shareholder approval requirement, any proposal to add or replace sub-advisers will receive careful review. First, the Advisor will assess a Fund's needs and, if the Advisor believes additional or replacement sub-advisers might benefit the Fund, will search for available investment sub-advisers. Second, any recommendations made by the Advisor will have to be approved by a majority of the Board, including a majority of the Trustees who are not "interested persons" (within the meaning of the 1940 Act) of the Trust, the Advisor or the proposed sub-advisor. In selecting any new or replacement sub-advisers, the Board is required to determine that a sub-advisory agreement is reasonable, fair and in the best interests of a fund and its shareholders. The Board will consider the factors it deems relevant in approving sub-advisory agreements, including the nature, quality and scope of the services to be provided. The Board will review information about the sub-adviser's ability to provide its services to a Fund, as well as its personnel, operations, financial condition or any factors that will affect the sub-adviser's performance as an investment adviser. Finally, any further appointments of additional or replacement sub-advisers will have to comply with any conditions contained in the Commission's exemptive order, if such order is granted.

     The Advisor expects that the conditions in the Commission's exemptive order, if such an order is granted, will include the following:

     o The Funds will disclose in their prospectus the details of this structure whereby the Board and the Advisor may select and change investment sub-advisers and enter into investment sub-advisory agreements or amend existing investment sub-advisory agreements without obtaining the approval of shareholders.

     o The Funds will continue to seek shareholder approval if a sub-advisory agreement with an Affiliated Sub-Adviser is involved.

     o Within 90 days of hiring any new sub-adviser (other than an Affiliated Sub-Adviser), the Advisor will furnish the shareholders of the affected Funds with detailed information about the sub-adviser.

     o    In most cases,  the Advisor  also will  furnish  the  shareholders  of
          affected   Funds  with  detailed   information   about  changes  in  a
          sub-advisory agreement.

     The Board believes that the proposed arrangement to select and change investment sub-advisers and enter into investment sub-advisory agreements without obtaining the approval of shareholders is in the best interests of the shareholders of each Fund.

VOTE REQUIRED AND RECOMMENDATION

     The shareholders of each Fund will vote separately on this Proposal. With respect to a Fund, approval of this Proposal requires the affirmative vote of the holders of the lesser of (a) 67% or more of the voting securities of the Fund present at the Meeting or represented by proxy if holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of the Fund. If this Proposal is not approved by shareholders of a Fund, the Board will be required to seek shareholder approval for each new or amended sub-advisory agreement with respect to that Fund.

     THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE PROPOSAL TO AUTHORIZE THE BOARD AND THE ADVISOR TO SELECT AND CHANGE INVESTMENT SUB-ADVISORS AND TO ENTER INTO OR AMEND INVESTMENT SUB-ADVISORY AGREEMENTS WITHOUT OBTAINING THE APPROVAL OF SHAREHOLDERS.

PROPOSAL 2 IS TO BE VOTED ON BY SHAREHOLDERS OF ALL FUNDS OF THE TRUST.

                                 PROPOSAL NO. 2

                       TO AUTHORIZE THE BOARD TO ADOPT AN
                   AMENDED AND RESTATED DECLARATION OF TRUST.

Each Fund, like other mutual funds, is subject to comprehensive federal laws and regulations, and in particular, the 1940 Act. Each mutual fund is also subject to state law. The Funds are subject to Massachusetts law because each Fund is a series of an entity known as a Massachusetts business trust. Under Massachusetts law, a business trust generally operates under a charter or organization document, usually called a declaration of trust, that sets forth various provisions relating primarily to the authority of the trust to conduct business and the governance of the trust. The Funds currently operate under such a declaration of trust.

At the Meeting, you will be asked to authorize the Trustees to adopt the Amended and Restated Declaration of Trust appearing as Appendix (A) to this proxy statement (called, in this proxy statement, the Restated Declaration). The Restated Declaration amends the Funds' existing declaration of trust (called, in this proxy statement, the Existing Declaration) in its entirety. The Trustees have approved the Restated Declaration and unanimously recommend that you authorize the Trustees to adopt it.

The Restated Declaration gives the Trustees more flexibility and broader authority to act than the Existing Declaration. This increased flexibility may allow the Trustees to react more quickly to changes in competitive and regulatory conditions and, as a consequence, may allow the Funds to operate in a more efficient and economical manner. Although the Restated Declaration reduces or removes certain shareholder voting and other rights as more fully discussed below, adoption of the Restated Declaration will not remove any of the protections of federal law or alter the Trustees' existing fiduciary obligations to act with due care and in the shareholders' best interests. Before utilizing any new flexibility that the Restated Declaration may afford, the Trustees must first consider the shareholders' interests and then act in accordance with those interests.

You should note that your Fund's investments and investment policies will not change by virtue of the adoption of the Restated Declaration.

The Restated Declaration makes a number of significant changes to the Existing Declaration. Certain of these changes give the Trustees greater flexibility and broader authority to act without shareholder approval. The most significant changes are summarized below. In addition to the changes described below, there are other substantive and stylistic differences between the Restated Declaration and the Existing Declaration. The following summary is qualified in its entirety by reference to the Restated Declaration itself in Appendix (A). The attached Restated Declaration has been marked to show changes from the Existing Declaration.

SIGNIFICANT CHANGES

     3. DOLLAR - WEIGHTED VOTING. The Restated Declaration provides that each shareholder of each fund is entitled to one vote for each dollar of net asset value of the fund represented by the shareholder's shares of the fund, on each matter on which that shareholder is entitled to vote. This means that shareholders with larger economic investments will have more votes than shareholders with smaller economic investments. The Existing Declaration provides that each share of each fund is entitled to one vote on each matter on which shares of that fund are entitled to vote. The Funds are proposing the change to dollar-weighted voting in order to equalize the voting power of the shareholders of the various funds in the trust.

Dollar-weighted voting is important when a fund is part of a trust that has more than one series. Because each fund, as a series of a trust, typically has a different share price than other funds that are also series of the trust, shareholders of a fund with lower-priced shares may have more voting power than shareholders of a fund with higher-priced shares. For example, if a fund's shares are selling for $5.00 per share, a $1000 investment will purchase 200 shares of that fund. If another fund in the trust has shares that are selling for $10.00 per share, that same $1000 investment will purchase only 100 shares of that fund. The Existing Declaration gives one vote for each share owned. Therefore, under the Existing Declaration, when the shareholders of the trust vote together as a single class, a shareholder of the first fund has twice the vote of a shareholder of the second fund, even though the economic interest of each shareholder is the same. The change would match a shareholder's economic interest in the trust with the shareholder's voting powers, and conversely would prevent a shareholder who holds many shares with a relatively low price per share from having disproportionately large voting powers.

     4. FUTURE AMENDMENTS. The Restated Declaration may be amended without shareholder approval in most cases. The Existing Declaration may be amended without shareholder approval only in certain limited circumstances. Under the Restated Declaration, shareholders generally have the right to vote only on an amendment affecting their voting powers, on an amendment affecting the amendment provisions of the Restated Declaration, on an amendment required by law or by a fund's registration statement to be approved by shareholders, and on any amendment submitted to shareholders by the Trustees. By allowing amendment of the Restated Declaration without shareholder approval, the Restated Declaration gives the Trustees the necessary authority to react quickly to future contingencies. Where a shareholder vote is required for an amendment, the Restated Declaration provides that approval requires a vote of the majority of the outstanding voting securities, as that term is defined in the 1940 Act, of the Trust as a whole, or of the shareholders affected. Therefore, if a proposed amendment would affect only a particular fund or class of a fund, only shareholders of that fund or class of a fund would be required to vote on the amendment. The Existing Declaration requires a majority vote of the shares of each fund to approve an amendment submitted for shareholder approval.

     5. REDEMPTION. The Restated Declaration permits the Trustees to cause the involuntary redemption of a shareholder's shares at any time for any reason the Trustees deem appropriate. The Existing Declaration also permits the Trustees to involuntarily redeem shares, but only in more limited circumstances. Under the Restated Declaration, the Trustees will be able to cause a shareholder's shares to be redeemed in order to eliminate small accounts for administrative efficiencies and cost savings, to protect the tax status of a fund if necessary and to eliminate ownership of shares by a particular shareholder when the Trustees determine, pursuant to adopted policies, that the particular shareholder's ownership is not in the best interests of the other shareholders of a fund (for example, in the case of a market timer).

The Restated Declaration also clarifies that redemption fees and back-end sales charges may be charged upon redemption.

     6. INVESTMENT IN OTHER INVESTMENT COMPANIES. The Restated Declaration permits each Fund to invest in other investment companies to the extent not prohibited by the 1940 Act, and the rules and regulations thereunder. Recent amendments to the 1940 Act permit mutual funds to invest their assets in one or more registered investment companies so long as certain conditions are met. It is possible that there could be additional changes in law in the future, which will affect mutual funds' ability to invest in other funds. An investment structure where a fund invests its assets in one investment company is sometimes referred to as a "master/feeder" structure. An investment structure where a fund invests all or a portion of its assets in more than one investment company is sometimes referred to as a "fund of funds" structure. Both the master/feeder and fund-of-funds structures attempt to achieve economies of scale and efficiencies in portfolio management by consolidating portfolio management with other investment companies, while permitting a fund to retain its own characteristics and identity. The Restated Declaration will permit the Funds to take advantage of the recent changes in law, as well as any future changes in law or regulation on this topic. Under the Restated Declaration, the Trustees have the power to implement a master/feeder, fund-of-funds or other similar structure without seeking shareholder approval.

     Although the Trustees have no intention of changing the structure of the Funds at this time, the Restated Declaration would give the Trustees the flexibility to implement a master/feeder or fund-of-funds structure for a Fund in the event that they were to determine that such a structure was in the best interests of Fund shareholders. Shareholders of a Fund would be notified if the Trustees decide to implement such a structure for that Fund in the future.

OTHER CHANGES

Other changes to the Existing Declaration include:

1. The Restated Declaration clarifies that the principal office of the Trust and the resident agent for the Trust may be changed by the Trustees without shareholder approval.

2. The Restated Declaration removes provisions relating to the election of Trustees that simply mirror current requirements under applicable laws. In addition, the Restated Declaration provides for the automatic retirement of Trustees in accordance with any retirement policy set by the Trustees or when their terms, if any, expire, and for the retirement of incapacitated Trustees. Further, the Restated Declaration removes the requirement that there be three remaining Trustees in order for the Trustees to exercise their power to fill vacancies. Finally, the Restated Declaration explicitly permits a Trustee to delegate his or her powers for a limited period of time to another Trustee.

3. The Restated Declaration confirms and clarifies various existing Trustee powers. For example, the Restated Declaration clarifies that, among other things, the Trustees may invest fund assets in all types of investments including derivatives, may pay Trust or fund or class expenses out of any assets of the Trust or the applicable fund or class, and may establish committees consisting of Trustees and others. The Restated Declaration also permits the Trustees to purchase insurance that would protect the Trustees and officers for actions taken or omitted, including actions or inactions involving willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

4. The Restated Declaration removes many of the provisions relating to the contracts that the Trust may enter into with its service providers, as the 1940 Act already governs many of these contracts. The Restated Declaration also clarifies that a party contracting with a fund for advisory, administrative or other similar services may enter into subcontractual arrangements with respect to such services only with the consent of the Trustees. Finally, the Restated Declaration removes certain provisions relating to contracts between the Trust and certain affiliated parties, because these concerns are already addressed by applicable laws, including laws relating to the exercise of fiduciary duties by trustees.

5. The Restated Declaration permits the Trust to issue shares either with or without par value.

6. The Restated Declaration updates the provisions relating to the division of the Trust into various series and classes, using the term "class" rather than "sub-series," and gives flexibility to the Trustees to designate or redesignate series, such as a Fund, to classify and reclassify classes and to make any other changes with respect to a series or class, including terminating a series or class, whether or not shares of the series or class are outstanding, in each case without shareholder approval. The Restated Declaration also emphasizes that shareholders of a particular fund are not entitled to share in the assets of any of fund, nor are they permitted to bring a claim against any other fund, unless they are also shareholders of that fund. Finally, the Restated Declaration removes the designation of current series and classes of the Trust to a separate appendix to the Declaration.

7. The Restated Declaration removes specific provisions relating to the operation of the trust in order to qualify as a regulated investment company for tax purposes.

8. The Restated Declaration provides that holders are required to provide information concerning share ownership to the Trust when required by law, and that the Trust is authorized to disclose share holdings when so required by law.

9. The Restated Declaration provides that shareholders of all funds generally will vote together on all matters except when the Trustees determine that only shareholders of particular funds or classes are affected by a particular matter or when applicable law requires shareholders to vote separately by fund or class.

10. The Restated Declaration removes provisions relating to the holding of shareholder meetings, including quorum requirements, record dates, proxy voting and notice requirements, which provisions are better suited to the Bylaws, which can be easily changed to take advantage of new technologies, such as internet voting, and new regulatory initiatives, such as householding of proxy statements.

11. The Restated Declaration provides that rights to indemnification or insurance cannot be limited retroactively.

12. The Restated Declaration extends certain protections currently granted to the Trustees, such as the ability to rely in good faith on expert advice, to officers of the Trust as well, and provides that officers, like the Trustees, are liable only for their own willful misfeasance, bad faith, gross negligence or reckless disregard of their duties, and not for errors of judgment or mistakes of fact or law.

13. The Restated Declaration provides that shareholders may not bring suit on behalf of a fund without first requesting that the Trustees bring such suit unless there would be irreparable injury to the fund or if a majority of the Trustees have a personal financial interest in the action. Trustees are not considered to have a personal financial interest by virtue of being compensated for their services as Trustees or as trustees of funds with the same or an affiliated investment advisor or distributor. The effect of this change may be to discourage suits brought against the Funds by shareholders.

14. The Restated Declaration extends the provisions relating to sale of assets and reorganizations to classes of shares.

15. The Restated Declaration would permit the termination of the Trust without shareholder approval, and expands on the procedures to be followed in the event of the termination of a fund or class or the Trust.

16. The Restated Declaration substitutes a simple provision that permits a pro rata reduction in the number of shares outstanding of any fund that holds itself out as a money market fund or a stable value fund in order to maintain the net asset value per share at a constant dollar amount, for a similar but more detailed provision.

17. The Restated Declaration is subject to Massachusetts law, without specific reference to the Massachusetts Business Corporation Law.

RECOMMENDATION AND REQUIRED VOTE

For each Fund, the affirmative vote of the holders of more than 50% of the outstanding voting securities of the Fund, is required to authorize the Trustees to adopt the Restated Declaration. If the Restated Declaration is not approved by each Fund, the Existing Declaration will remain in effect.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR AUTHORIZING THE TRUSTEES TO ADOPT THE AMENDED AND RESTATED DECLARATION OF TRUST.

     PROPOSAL 3 IS TO BE VOTED ON BY SHAREHOLDERS OF THE INTERNATIONAL EQUITY FUND ONLY.

                                 PROPOSAL NO. 3

    TO APPROVE A NEW SUB-ADVISORY AGREEMENT FOR THE INTERNATIONAL EQUITY FUND

     Shareholders of the International Equity Fund are being asked to approve a new sub-advisory agreement between the Advisor and Bank of Ireland Asset Management (U.S.) Limited ("Bank of Ireland"), pursuant to which Bank of Ireland would act as the new investment sub-advisor to the International Equity Fund. Only shareholders of the International Equity Fund will vote on this Proposal 3. For the purposes of the following discussion about this Proposal 3, International Equity Fund will be referred to as the "Fund" and Proposal 3 will be referred to as this "Proposal."

     All information contained in this Proxy Statement and the accompanying materials about Bank of Ireland and its affiliates has been provided by Bank of Ireland.

INTRODUCTION

     Credit Suisse Asset Management LLC ("Credit Suisse") currently serves as the sub-advisor to the Fund and manages the Fund's assets pursuant to a sub-advisory agreement between the Advisor (on behalf of the Fund) and Credit Suisse dated as of May 1, 2000 (the "Current Agreement"). The Current Agreement was approved by the initial shareholder of the Fund on ________ in connection with a reorganization by which the Fund became a series of the Trust.

     Under the investment advisory agreement between the Trust and the Advisor, the Advisor may select, subject to review and approval of the Board and the Fund's shareholders, a sub-advisor or sub-advisors to manage the assets of the Fund. The Advisor, seeking to improve the investment performance of the Fund, has determined that it is in the best interests of the Fund and its shareholders to terminate the Current Agreement with Credit Suisse, such termination to become effective May 1, 2002. The Advisor has selected Bank of Ireland as the new sub-advisor to manage the assets of the Fund, and the Board has approved a sub-advisory agreement with Bank of Ireland (the "New Agreement"), subject to approval by the shareholders, to become effective on May 1, 2002.

THE CURRENT AGREEMENT AND THE NEW AGREEMENT

     The terms of the New Agreement are substantially similar, in all material respects, to the terms of the Current Agreement, except as noted below. A form of the New Agreement is attached to this Proxy Statement as Exhibit B. The following summary of the terms of the New Agreement is qualified in its entirety by the text of the New Agreement.

     SUB-ADVISORY FEES. Under the Current Agreement, Credit Suisse is entitled to receive from the Advisor a monthly fee equal on an annual basis to 0.85% of the first $30 million of the average daily net assets of the Fund, 0.80% of such assets from $30 million to $50 million, 0.70% of such assets from $50 million to $70 million, and 0.60% of such assets in excess of $70 million. For the fiscal year ended December 31, 2001, Credit Suisse received sub-advisory fees of $________ from the Advisor.

     The New Agreement provides that Bank of Ireland will be entitled to receive from the Advisor a monthly fee equal equal on an annual basis to 0.45% of the first $50 million of the average daily net Fund Assets, 0.40% of the next $50 million of the average daily net Fund Assets, 0.30% on the next $500 million, 0.28% on the next $200 million and 0.27% over $800 million of the average daily net Fund Assets. The change in the rate of the sub-advisory fee will not affect the Fund's expenses because the Advisor, not the Fund, pays the sub-advisor for its services.

     OBLIGATIONS OF THE SUB-ADVISOR. The New Agreement provides that Bank of Ireland as sub-advisor, in return for its fee, will manage the investment and reinvestment of the Fund's assets, subject to and in accordance with the investment objectives, policies and restrictions of the Fund and any written or oral directions that the Advisor or the Board may give from time to time with respect to the Fund. Accordingly, Bank of Ireland will make all determinations with respect to the investment of the assets of the Fund and the purchase and sale of portfolio securities. Bank of Ireland will also, in the name of the Fund, place orders for the execution of portfolio transactions in accordance with the policies with respect thereto set forth in the Trust's registration statement. In connection with the placement of such orders, Bank of Ireland will create and maintain all necessary brokerage records of the Fund. In addition, Bank of Ireland will exercise voting rights, rights to consent to corporate action and any other rights pertaining to the portfolio securities. Bank of Ireland will render regular reports to the Board and to the Advisor. Bank of Ireland will also provide support to the Advisor with respect to the marketing of the Fund.

     The New Agreement provides that Bank of Ireland will effect all purchases and sales of securities in a manner consistent with best execution, taking into account net price (including commissions) and execution capability and other services that the broker may provide. Bank of Ireland may effect transactions that cause the Fund to pay a commission in excess of a commission that another broker would have charged; provided, however, that Bank of Ireland must first determine that such commission is reasonable in relation to the value of the brokerage and research services provided by the broker. Bank of Ireland will present a written report to the Board, at least quarterly, indicating total brokerage expenses, as well as the services obtained in consideration for such expenses.

     Under the New Agreement, Bank of Ireland will bear its expenses of providing services to the Fund, except for those expenses undertaken by the Advisor or the Trust.

     LIMITATION OF LIABILITY. The New Agreement provides that, absent willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties under the New Agreement on the part of Bank of Ireland, Bank of Ireland will not be liable to the Advisor, the Trust or to any shareholder in the Fund for any act or omission in the course of, or connected with, rendering services under the New Agreement or for any losses that may be sustained in the purchase, holding or sale of any security.

     TERM AND TERMINATION. If approved by the shareholders, the New Agreement will continue until ____________; and, unless earlier terminated, it will continue thereafter provided that such continuance is specifically approved by the parties and, in addition, at least annually by (i) the vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940
Act) of the Fund or by vote of a majority of the Board, and (ii) by the vote of a majority of the Trustees who are not parties to the New Agreement or interested persons as defined under the 1940 Act of either the Advisor or Bank of Ireland, cast in person at a meeting called for the purpose of voting on such approval.

     The New Agreement provides that it may be terminated at any time without penalty (i) by the Advisor, by the Board or by a vote of the "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund, upon not less than 60 days' prior written notice to Bank of Ireland; or (ii) by Bank of Ireland upon not less than 60 days' prior written notice to the Advisor and the Trust. As required by the 1940 Act, the New Agreement will also terminate automatically in the event of its assignment.

INFORMATION ABOUT BANK OF IRELAND

     Bank of Ireland is a company organized under the laws of the Republic of Ireland. The address of Bank of Ireland is Bank of Ireland Asset Management (U.S.) Limited, Presidents Plaza, 8600 West Bryn Mawr Avenue, Suite 530 North, Chicago, Illinois 60631.

PRINCIPAL EXECUTIVE OFFICERS AND DIRECTORS OF BANK OF IRELAND

Name                           Positions and Offices with      Other Principal
                               Bank of Ireland                 Position(s) Held

Denis Curran                   Director & President                 None
Rosemary Catherine Mahon       Director & Senior                    None
                               Vice President
Sean Anthony O'Dwyer           Finance & Compliance                 None
                               Officer & Company
                               Secretary
William Raymond Cotter         Director & Chief                     None
                               Executive Officer
Michael Christopher Reilly     Director & Chief                     None
                               Investment Officer
Michael Joseph McCarthy        Director                             None
Leila Marie Long               Director & Senior                    None
                               Vice President
Stephen Thomas Holland         Director & Senior                    None
                               Vice President

     Bank of Ireland is 100% owned by BIAM HOLDINGS, a corporation that is owned by The Governor and Company of the Bank of Ireland.

     As of February 12, 2002, no director or officer of the Fund was an officer, employee, director, general partner or shareholder of Bank of Ireland.

INFORMATION REGARDING OTHER FUNDS ADVISED BY BANK OF IRELAND WITH A SIMILAR INVESTMENT OBJECTIVE

     Bank of Ireland is the advisor of certain regulated investment companies, and acts as sub-advisor to other regulated investment companies operating under the overall supervision of the boards of directors or trustees of such companies, pursuant to investment advisory or sub-advisory contracts, the terms of which have been adopted and reviewed in accordance with Section 15 of the 1940 Act. Bank of Ireland is the investment advisor for the following funds, which are managed with the same investment strategy as Bank of Ireland will use for the Touchstone International Equity Fund. There are no other registered investment companies run by Bank of Ireland in that strategy. The following table contains information about these funds. Information is shown as of the end of each investment company's last fiscal year.

     Fund Name                              Value            Fee Scale
     ---------                              -----            ---------
o    Berger                                 $205 million     0.45% on first $50 million;

o    Berger IPT                             $5 million       0.40% next $50 million; and

o    Allmerica Select International         $428 million     0.30% over $100 million
       Equity Fund

o    Citistreet                             $114 million

o    RSI Retirement Trust                   $47 million      0.75% on first $20 million;
                                                             0.50% on next $30 million; and
                                                             0.35% on next $100 million

                                       20

o    Cigna Foreign Bond Fund                $9 million       0.50% on first $375 million;

o    Cigna International Blend/             $564 million     0.45% on next $225 million; and
       Bank of Ireland Fund                                  0.40% on excess

o    AXA Premier Funds Trust                $2 million       0.45% on first $50 million;

o    AXA Premier VIP Trust                  $2 million       0.40% on next $50 million;

o    Prudential International Value Fund    $405 million     0.30% on next $500 million;
                                                             0.28% on next $200 million; and
                                                             0.27% over $800 million

10% OWNERSHIP INFORMATION FOR BANK OF IRELAND

     Bank of Ireland is 100% owned by BIAM Holdings, a corporation which is owned by The Governor and Company of the Bank of Ireland.

     As of February 12, 2002, no director or officer of the Fund was an officer, employee, director, general partner or shareholder of Bank of Ireland.

     All information contained in this Proxy Statement and the accompanying materials about Bank of Ireland and its affiliates has been provided by Bank of Ireland.

EVALUATION BY THE BOARD OF TRUSTEES

     At a Board meeting held on February 21, 2002, the Board, including the Independent Trustees, unanimously approved the New Agreement and voted to recommend its approval by the Fund's shareholders. (For purposes of this approval, an Independent Trustee is a Trustee who is not a party to the New Agreement and who is not an "interested person" (as defined in the 1940 Act) of the Trust, the Advisor, Credit Suisse or Bank of Ireland.)

     In connection with the Board meeting, the Board received materials relating to the New Agreement and Bank of Ireland, including: (1) a copy of the New Agreement, (2) information about advisory and sub-advisory fees and expense ratios of relevant categories of funds and sub-accounts of insurance company separate accounts, (3) information about the principal investment strategies that Bank of Ireland proposes to employ in managing the Fund's assets, and (4) copies of Bank of Ireland's Form ADV, including an extract from the financial statements of Bank of Ireland for the year ended 31 March 2001, and its Code of Conduct.

     At the Board meeting, management of the Advisor provided an extensive review of the process that it employed in selecting Bank of Ireland as the Fund's new sub-advisor and discussed the investment performance of Bank of Ireland and appropriate benchmarks and peer groups, its investment approach, its experience as a sub-advisor, and the credentials of its portfolio management team. Management of the Advisor also reviewed information about the organizational structure of Bank of Ireland and its compliance infrastructure and responded to questions from the Board about the Advisor's selection process and its assessment of the level of service that Bank of Ireland would provide to the Fund. In addition, counsel to the Independent Trustees provided them with a memorandum discussing their duties and responsibilities in connection with the contractual arrangements involving the Fund and met separately with the Independent Trustees before the Board meeting.

     In determining whether or not it was appropriate to approve the New Agreement and to recommend its approval to the shareholders, the Board, including the Independent Trustees, considered, among other things: (1) the nature, quality and extent of the services to be provided by Bank of Ireland,
(2) Bank of Ireland's experience and investment record and its investment philosophy and process, (3) the general qualifications of the various officers and portfolio managers of Bank of Ireland and (4) the terms of the New Agreement including the proposed fee structure. After consideration of the above factors and such other factors and information it considered relevant, the Board concluded that the terms of the New Agreement were fair and reasonable and approval of the New Agreement was in the best interests of the Fund and its shareholders. Accordingly, the Board and the Independent Trustees unanimously approved the New Agreement.

     The Board believes that the terms of the New Agreement are fair to, and in the best interests of, the Fund and its shareholders and recommends that the shareholders approve the New Agreement.

RECOMMENDATION AND REQUIRED VOTE

     As provided in the 1940 Act, approval of this Proposal No. 3 by the Fund shareholders of the International Equity Fund requires an affirmative vote of the lesser of (i) 67% or more of the Fund's shares present at the special meeting if more than 50% of the outstanding shares of the Fund are present, or
(ii) more than 50% of the outstanding shares of the Fund. Shares represented by proxies that reflect abstentions or broker non-votes will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Abstentions and broker non-votes have the effect of a negative vote on this Proposal No. 3.

     The Board believes that the terms of the New Agreement are fair to, and in the best interests of, the Fund and its shareholders and recommends that the shareholders approve the New Agreement.

     The Board recommends that shareholders vote to approve the New Agreement in Proposal No. 3.

     PROPOSAL 4 IS TO BE VOTED ON BY SHAREHOLDERS OF THE INTERNATIONAL EQUITY FUND, THE ENHANCED 30 FUND, THE VALUE PLUS FUND, THE AGGRESSIVE GROWTH FUND, THE GROWTH/VALUE FUND AND THE EQUITY FUND.

                                 PROPOSAL NO. 4

           CHANGE OF FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUNDS

INTRODUCTION

     The 1940 Act requires investment companies like the Funds to have certain specific investment policies that can be changed only by a shareholder vote. Investment companies may also elect to designate other policies as policies that may be changed only by a shareholder vote. Both types of policies are referred to as "fundamental" policies. Some of the Funds' fundamental investment restrictions were adopted in the past by the Fund to reflect certain regulatory, business or industry conditions which are no longer in effect.

     After conducting an analysis of the Funds' fundamental investment restrictions, the Advisor has recommended to the Board that certain fundamental investment restrictions be amended or eliminated to promote the following goals:
(i) to clarify the language of the Funds' fundamental  investment  restrictions;
(ii) to simplify the Funds' fundamental investment restrictions by omitting any unnecessary discussion regarding non-fundamental exceptions, explanations or interpretations presently contained in the fundamental investment restrictions;
(iii) to eliminate any fundamental investment restrictions which are not required under state securities laws, the 1940 Act, or the positions of the staff of the SEC in interpreting the 1940 Act; and (iv) to conform the fundamental investment restrictions to restrictions which are expected to become standard for all funds managed by the Advisor.

     The Advisor believes the proposed amendments to or elimination of certain of the Funds' fundamental investment restrictions as set forth in Proposal 4 will give the Funds the flexibility to change their investment methods in the future without incurring the costs and delay associated with a shareholder vote, and enhance the Advisor or sub-advisors' ability to manage the Fund in changing regulatory or investment environments. In addition, the Advisor believes that standardization of fundamental investment restrictions will promote operational efficiencies and facilitate compliance monitoring.

     The Board has reviewed the Advisor's proposed amendments to or elimination of certain of the Funds' fundamental investment restrictions as set forth in Proposal 4 and believes they are in the best interests of the applicable Fund and its shareholders.

                                PROPOSAL NO. 4(a)

  CHANGE OF FUNDAMENTAL INVESTMENT RESTRICTION WITH RESPECT TO BORROWING MONEY

     The International Equity Fund, the Enhanced 30 Fund and the Value Plus Fund's current fundamental investment restrictions with respect to borrowing money state:

          [THE FUND] WILL NOT BORROW MONEY OR MORTGAGE OR HYPOTHECATE ASSETS OF THE FUND, EXCEPT THAT IN AN AMOUNT NOT TO EXCEED 1/3 OF THE CURRENT VALUE OF THE FUND'S NET ASSETS, IT MAY BORROW MONEY (INCLUDING THROUGH REVERSE REPURCHASE ARRANGEMENTS, FORWARD ROLL TRANSACTIONS INVOLVING MORTGAGE-BACKED SECURITIES OR OTHER INVESTMENT TECHNIQUES ENTERED INTO FOR THE PURPOSE OF LEVERAGE), AND EXCEPT THAT IT MAY PLEDGE, MORTGAGE OR HYPOTHECATE NOT MORE THAN 1/3 OF SUCH ASSETS TO SECURE SUCH BORROWINGS, PROVIDED THAT COLLATERAL ARRANGEMENTS WITH RESPECT TO OPTIONS AND FUTURES, INCLUDING DEPOSITS OF INITIAL DEPOSIT AND VARIATION MARGIN, ARE NOT CONSIDERED A PLEDGE OF ASSETS FOR PURPOSES OF THIS RESTRICTION AND EXCEPT THAT ASSETS MAY BE PLEDGED TO SECURE LETTERS OF CREDIT SOLELY FOR THE PURPOSE OF PARTICIPATING IN A CAPTIVE INSURANCE COMPANY SPONSORED BY THE INVESTMENT COMPANY INSTITUTE.

     The Aggressive Growth Fund and the Growth/Value Fund's current fundamental investment restrictions with respect to borrowing money state:

          EACH FUND WILL NOT BORROW MONEY, EXCEPT (a) FROM A BANK, PROVIDED THAT IMMEDIATELY AFTER SUCH BORROWING THERE IS ASSET COVERAGE OF 300% FOR ALL BORROWINGS OF A FUND; OR (b) FROM A BANK OR OTHER PERSONS FOR TEMPORARY PURPOSES ONLY, PROVIDED THAT, WHEN MADE, SUCH TEMPORARY BORROWINGS ARE IN AN AMOUNT NOT EXCEEDING 5% OF THE GROWTH/VALUE FUND'S TOTAL ASSETS. EACH FUND ALSO WILL NOT MAKE ANY BORROWING WHICH WOULD CAUSE OUTSTANDING BORROWINGS TO EXCEED ONE-THIRD OF THE VALUE OF ITS TOTAL ASSETS.

     The Equity Fund's current fundamental investment restriction with respect to borrowing money states:

          THE FUND WILL NOT BORROW MONEY, EXCEPT (a) AS A TEMPORARY MEASURE FOR EXTRAORDINARY OR EMERGENCY PURPOSES AND THEN ONLY IN AMOUNTS NOT IN EXCESS OF 10% OF THE VALUE OF ITS TOTAL ASSETS. WHILE THE FUND'S BORROWINGS ARE IN EXCESS OF 5% OF ITS

          TOTAL ASSETS, THE FUND WILL NOT PURCHASE ANY ADDITIONAL PORTFOLIO SECURITIES. THE FUND WILL NOT PLEDGE, MORTGAGE OR HYPOTHECATE ITS ASSETS EXCEPT IN CONNECTION WITH BORROWINGS DESCRIBED IN THIS INVESTMENT LIMITATION.

     The Board recommends that shareholders of each Fund vote to replace each Fund's fundamental investment restriction with respect to borrowing money with the following amended fundamental investment restriction:

          THE FUND MAY NOT ENGAGE IN BORROWING EXCEPT AS PERMITTED BY THE INVESTMENT COMPANY ACT OF 1940, ANY RULE, REGULATION OR ORDER UNDER THE ACT OR ANY SEC STAFF INTERPRETATION OF THE ACT.

     The primary purpose of the proposal is to simplify the fundamental investment restriction by omitting an unnecessary discussion of exceptions and explanations to the fundamental investment restriction. The 1940 Act generally permits each Fund to borrow money under the following circumstances:

          (1)  The Fund may  borrow an  amount  equal to or less than 33 1/3% of its total assets (including the amount borrowed) from banks.
          (2)  The Fund may  borrow  an  amount  equal to or less than 5% of its total assets for temporary purposes from any person.

     As a matter of current operating policy, the International Equity Fund, the Enhanced 30 Fund, the Value Plus Fund, the Growth/Value Fund and the Equity Fund each intend to borrow money only as a temporary measure for extraordinary or emergency purposes. The Aggressive Growth Fund currently borrows money for leverage from a bank, provided that there is asset coverage of 300% for all of the Fund's borrowings. In addition, each Fund may engage in reverse repurchase agreements, forward roll transactions involving mortgage-backed securities or other investment techniques entered into for the purpose of leverage. Operating policies may be changed by the Board without shareholder approval.

     The Advisor believes that the proposed simplification of the fundamental investment restriction will give each Fund the flexibility to respond to future changes in the regulatory or investment environments by changing its operating policies without incurring the costs and delay associated with a shareholder vote. Adoption of the amended fundamental investment restriction is not expected to affect the way in which each Fund is managed, the investment performance of each Fund, or the securities or instruments in which each Fund invests.

     The Board has reviewed the Advisor's proposed simplification of the fundamental investment restriction and believes it is in the best interests of each Fund and its shareholders.

         The amended fundamental restriction will become effective on the later of August 1, 2002 or immediately upon shareholder approval. If the proposal is not approved by the shareholders of a Fund, the Fund's current restriction will remain unchanged.

                                PROPOSAL NO. 4(b)

          CHANGE OF FUNDAMENTAL INVESTMENT RESTRICTION WITH RESPECT TO
                             UNDERWRITING SECURITIES

     The International Equity Fund, the Enhanced 30 Fund and the Value Plus Fund's current fundamental investment restrictions with respect to underwriting securities state:

          [THE FUND] WILL NOT UNDERWRITE SECURITIES ISSUED BY OTHER PERSONS EXCEPT INSOFAR AS THE FUND MAY TECHNICALLY BE DEEMED AN UNDERWRITER UNDER THE 1933 ACT IN SELLING A PORTFOLIO SECURITY.

     The Aggressive Growth Fund and the Growth/Value Fund's current fundamental investment restrictions with respect to underwriting securities state:

          EACH FUND WILL NOT ACT AS UNDERWRITERS OF SECURITIES ISSUED BY OTHER PERSONS. THIS LIMITATION IS NOT APPLICABLE TO THE EXTENT THAT, IN CONNECTION WITH THE DISPOSITION OF ITS PORTFOLIO SECURITIES, A FUNDMAY BE DEEMED AN UNDERWRITER UNDER CERTAIN FEDERAL SECURITIES LAWS.

     The Equity Fund's current fundamental investment restriction with respect to underwriting securities states:

          THE FUND WILL NOT ACT AS UNDERWRITER OF SECURITIES ISSUED BY OTHER PERSONS, EITHER DIRECTLY OR THROUGH A MAJORITY OWNED SUBSIDIARY. THIS LIMITATION IS NOT APPLICABLE TO THE EXTENT THAT, IN CONNECTION WITH THE DISPOSITION OF ITS PORTFOLIO SECURITIES (INCLUDING RESTRICTED SECURITIES), THE FUND MAY BE DEEMED AN UNDERWRITER UNDER CERTAIN FEDERAL SECURITIES LAWS.

     The Board  recommends  that  shareholders of each Fund vote to replace each
Fund's   fundamental   investment   restriction  with  respect  to  underwriting
securities with the following amended fundamental investment restriction:

          THE FUND MAY NOT UNDERWRITE SECURITIES ISSUED BY OTHER PERSONS, EXCEPT TO THE EXTENT THAT, IN CONNECTION WITH THE SALE OR DISPOSITION OF PORTFOLIO SECURITIES, THE FUND MAY BE DEEMED TO BE AN UNDERWRITER UNDER CERTAIN FEDERAL SECURITIES LAWS OR IN CONNECTION WITH INVESTMENTS IN OTHER INVESTMENT COMPANIES.

     For the Funds other than the Aggressive Growth, Growth/Value and Equity Funds, the primary purpose of the proposal is to clarify that each Fund is permitted to invest in other investment companies even if, as a result of the investment, the Fund is considered an underwriter under federal securities laws. The proposal also expands the stated exception to each Fund's fundamental investment restriction to include being deemed an underwriter under federal securities laws in addition to the 1933 Act. The amended fundamental restriction will permit each Fund to employ a master/feeder or fund of funds investment structure as permitted by applicable law. The Advisor believes that the proposed clarification will also enable each Fund to respond to changes in federal securities law or regulatory interpretation thereof without incurring the costs and delay associated with a shareholder vote. Adoption of the amended fundamental investment restriction is not expected to affect the way in which each Fund is managed, the investment performance of each Fund, or the securities or instruments in which each Fund invests.

     For the Aggressive Growth, Growth/Value and Equity Funds, the primary purpose of the proposal is to clarify that each Fund is permitted to invest in other investment companies even if, as a result of the investment, the Fund is considered an underwriter under federal securities laws. The amended fundamental restriction will permit each Fund to employ a master/feeder or fund of funds investment structure as permitted by applicable law.

     The Board has reviewed the Advisor's proposed clarification of the fundamental investment restriction and believes it is in the best interests of each Fund and its shareholders.

     The amended fundamental restriction will become effective on the later of August 1, 2002 or immediately upon shareholder approval. If the proposal is not approved by the shareholders of a Fund, the Fund's current restriction will remain unchanged.

                                PROPOSAL NO. 4(c)

CHANGE OF FUNDAMENTAL INVESTMENT RESTRICTION OF THE FUNDS WITH RESPECT TO LOANS

     The International Equity Fund, the Enhanced 30 Fund and the Value Plus Fund's current fundamental investment restrictions with respect to loans state:

          [THE FUND] WILL NOT MAKE LOANS TO OTHER PERSONS EXCEPT: (A) THROUGH THE LENDING OF THE FUND'S PORTFOLIO SECURITIES AND PROVIDED THAT ANY SUCH LOANS DO NOT EXCEED 30% OF THE FUND'S TOTAL ASSETS (TAKEN AT MARKET VALUE); (B) THROUGH THE USE OF REPURCHASE AGREEMENTS OR THE PURCHASE OF SHORT-TERM OBLIGATIONS; OR (C) BY PURCHASING A PORTION OF AN ISSUE OF DEBT SECURITIES OF TYPES DISTRIBUTED PUBLICLY OR PRIVATELY.

     The Aggressive Growth Fund and the Growth/Value Fund's current fundamental investment restrictions with respect to loans state:

          EACH FUND WILL NOT MAKE LOANS TO OTHER PERSONS IF, AS A RESULT, MORE THAN ONE-THIRD OF THE VALUE OF ITS TOTAL ASSETS WOULD BE SUBJECT TO SUCH LOANS. THIS LIMITATION DOES NOT APPLY TO (a) THE PURCHASE OF MARKETABLE BONDS, DEBENTURES, COMMERCIAL PAPER OR CORPORATE NOTES, AND SIMILAR MARKETABLE EVIDENCES OF INDEBTEDNESS WHICH ARE PART OF AN ISSUE FOR THE PUBLIC OR (b) ENTRY INTO REPURCHASE AGREEMENTS.

     The Equity Fund's current fundamental investment restriction with respect to loans states:

          THE FUND WILL NOT MAKE LOANS TO OTHER PERSONS, EXCEPT (a) BY LOANING PORTFOLIO SECURITIES IF THE BORROWER AGREES TO MAINTAIN COLLATERAL MARKED TO MARKET DAILY IN AN AMOUNT AT LEAST EQUAL TO THE MARKET VALUE OF THE LOANED SECURITIES, OR (b) BY ENGAGING IN REPURCHASE AGREEMENTS. FOR PURPOSES OF THIS LIMITATION, THE TERM "LOANS" SHALL NOT INCLUDE THE PURCHASE OF MARKETABLE BONDS, DEBENTURES, COMMERCIAL PAPER OR CORPORATE NOTES, AND SIMILAR MARKETABLE EVIDENCES OF INDEBTEDNESS WHICH ARE PART OF AN ISSUE FOR THE PUBLIC.

     The Board recommends that shareholders of each Fund vote to replace the Fund's fundamental investment restriction with respect to loans with the following amended fundamental investment restriction:

          THE FUND MAY NOT MAKE LOANS TO OTHER PERSONS  EXCEPT THAT THE FUND MAY
          (1) ENGAGE IN REPURCHASE  AGREEMENTS,  (2) LEND PORTFOLIO  SECURITIES,
          (3) PURCHASE DEBT SECURITIES, (4) PURCHASE COMMERCIAL PAPER, AND (5) ENTER INTO ANY OTHER LENDING ARRANGEMENT PERMITTED BY THE INVESTMENT COMPANY ACT OF 1940, ANY RULE, REGULATION OR ORDER UNDER THE ACT OR ANY SEC STAFF INTERPRETATION OF THE ACT.

     The primary purpose of the proposal is to expand the stated exceptions to each Fund's fundamental investment restriction to include lending arrangements permitted by the 1940 Act, any rule, regulation or order under the 1940 Act or any SEC staff interpretation of the 1940 Act. The Advisor believes that the proposed amendment of the fundamental investment restriction will give each Fund the flexibility to respond to future changes in the regulatory or investment environments without incurring the costs and delay associated with a shareholder vote. Adoption of the amended fundamental investment restriction is not expected to affect the way in which each Fund is managed, the investment performance of each Fund, or the securities or instruments in which each Fund invests.

     The Board has reviewed the Advisor's proposed amendment of the fundamental investment restriction and believes it is in the best interests of each Fund and its shareholders.

     The amended fundamental restriction will become effective on the later of August 1, 2002 or immediately upon shareholder approval. If the proposal is not approved by the shareholders of a Fund, the Fund's current restriction will remain unchanged.

                                PROPOSAL NO. 4(d)

    CHANGE OF FUNDAMENTAL INVESTMENT RESTRICTION WITH RESPECT TO REAL ESTATE

     The International Equity Fund, the Enhanced 30 Fund and the Value Plus Fund's current fundamental investment restrictions with respect to real estate state:

          [THE FUND] WILL NOT PURCHASE OR SELL REAL ESTATE (INCLUDING LIMITED PARTNERSHIP INTERESTS BUT EXCLUDING SECURITIES SECURED BY REAL ESTATE OR INTERESTS THEREIN), IN THE ORDINARY COURSE OF BUSINESS (EXCEPT THAT THE FUND MAY HOLD AND SELL, FOR THE FUND'S PORTFOLIO, REAL ESTATE ACQUIRED AS A RESULT OF THE FUND'S OWNERSHIP OF SECURITIES).

     The Aggressive Growth Fund and the Growth/Value Fund's current fundamental investment restrictions with respect to real estate state:

          EACH FUND WILL NOT PURCHASE, HOLD OR DEAL IN REAL ESTATE OR REAL ESTATE MORTGAGE LOANS, EXCEPT IT MAY PURCHASE (a) U.S. GOVERNMENT OBLIGATIONS, (b) SECURITIES OF COMPANIES WHICH DEAL IN REAL ESTATE, OR
          (c) SECURITIES WHICH ARE SECURED BY INTERESTS IN REAL ESTATE OR BY INTERESTS IN MORTGAGE LOANS INCLUDING SECURITIES SECURED BY MORTGAGE-BACKED SECURITIES.

     The Equity Fund's current fundamental investment restriction with respect to real estate states:

          THE FUND WILL NOT PURCHASE, HOLD OR DEAL IN REAL ESTATE, INCLUDING REAL ESTATE LIMITED PARTNERSHIPS.

     The Board recommends that shareholders of each Fund vote to replace each Fund's fundamental investment restriction with respect to real estate with the following amended fundamental investment restriction:

          THE FUND MAY NOT PURCHASE OR SELL REAL ESTATE EXCEPT THAT THE FUND MAY
          (1) HOLD AND SELL REAL ESTATE ACQUIRED AS A RESULT OF THE FUND'S OWNERSHIP OF SECURITIES OR OTHER INSTRUMENTS, (2) PURCHASE OR SELL SECURITIES OR OTHER INSTRUMENTS BACKED BY REAL ESTATE OR INTERESTS IN REAL ESTATE, AND (3) PURCHASE OR SELL SECURITIES OF ENTITIES OR INVESTMENT VEHICLES, INCLUDING REAL ESTATE INVESTMENT TRUSTS, THAT

          INVEST, DEAL OR OTHERWISE ENGAGE IN TRANSACTIONS IN REAL ESTATE OR INTERESTS IN REAL ESTATE.

     The primary purpose of the proposal is to clarify the language describing the exceptions to each Fund's fundamental investment restriction. The Advisor believes that the proposed clarification of the fundamental investment restriction will enhance each Fund's ability to pursue its investment methods and facilitate compliance monitoring. Adoption of the amended fundamental investment restriction is not expected to affect the way in which each Fund is managed, the investment performance of each Fund or the securities or instruments in which each Fund invests.

     The Board has reviewed the Advisor's proposed clarification of the fundamental investment restriction and believes it is in the best interests of each Fund and its shareholders.

     The amended fundamental restriction will become effective on the later of August 1, 2002 or immediately upon shareholder approval. If the proposal is not approved by the shareholders of a Fund, the Fund's current restriction will remain unchanged.

                                PROPOSAL NO. 4(e)

      ELIMINATION OF FUNDAMENTAL INVESTMENT RESTRICTION REGARDING OIL, GAS
                                OR MINERAL LEASES

     The International Equity Fund, the Enhanced 30 Fund and the Value Plus Fund's current fundamental investment restrictions with respect to oil, gas or mineral leases state:

          [THE FUND] WILL NOT PURCHASE OR SELL INTERESTS IN OIL, GAS OR MINERAL LEASES IN THE ORDINARY COURSE OF BUSINESS.

     The Aggressive Growth Fund and the Growth/Value Fund's current fundamental investment restrictions with respect to oil, gas or mineral leases state:

          EACH FUND WILL NOT PURCHASE OIL, GAS OR OTHER MINERAL LEASES, RIGHTS OR ROYALTY CONTRACTS.

     The Equity Fund's current fundamental investment restriction with respect to oil, gas or mineral leases states:

          THE FUND WILL NOT PURCHASE OIL, GAS OR OTHER MINERAL LEASES OR EXPLORATION OR DEVELOPMENT PROGRAMS.

     The Board has approved, and recommends that shareholders of each Fund approve, the elimination of each Fund's fundamental investment restriction regarding oil, gas or mineral leases. The primary purpose of the proposal is to eliminate a fundamental investment restriction that is no longer required under state securities laws or the positions of the staff of the SEC in interpreting the 1940 Act. Elimination of the investment restriction would provide each Fund with the flexibility to change its investment methods in the future without incurring the costs and delay associated with a shareholder vote. Elimination of the fundamental investment restriction is not expected to affect the way in which each Fund is managed, the investment performance of each Fund, or the securities or instruments in which each Fund invests.

     The Board has reviewed the proposed elimination of the fundamental investment restriction and believes it to be in the best interest of each Fund and its shareholders.

     The elimination of the fundamental restriction will become effective on the later of August 1, 2002 or immediately upon shareholder approval. If the proposal is not approved by the shareholders of a Fund, the Fund's current restriction will remain unchanged.

                                PROPOSAL NO. 4(f)

    CHANGE OF FUNDAMENTAL INVESTMENT RESTRICTION WITH RESPECT TO COMMODITIES

     The International Equity Fund, the Enhanced 30 Fund and the Value Plus Fund's current fundamental investment restrictions with respect to commodities state:

          [THE FUND] WILL NOT PURCHASE OR SELL COMMODITIES OR COMMODITY CONTRACTS (EXCEPT FUTURES AND OPTION CONTRACTS) IN THE ORDINARY COURSE OF BUSINESS.

     The Aggressive Growth Fund and the Growth/Value Fund's current fundamental investment restrictions with respect to commodities state:

          EACH FUND WILL NOT PURCHASE, HOLD OR DEAL IN COMMODITIES AND WILL NOT INVEST IN OIL, GAS OR OTHER MINERAL EXPLORATIVE OR DEVELOPMENT PROGRAMS.

     The Equity Fund's current fundamental investment restriction with respect to commodities states:

          [THE  FUND]  WILL NOT  PURCHASE  OR SELL  COMMODITIES  OR  COMMODITIES
          FUTURES.

     The Board recommends that shareholders of each Fund vote to replace each Fund's fundamental investment restriction with respect to commodities with the following amended fundamental investment restriction:

          THE FUND MAY NOT PURCHASE OR SELL PHYSICAL COMMODITIES EXCEPT THAT THE FUND MAY (1) HOLD AND SELL PHYSICAL COMMODITIES ACQUIRED AS A RESULT OF THE FUND'S OWNERSHIP OF SECURITIES OR OTHER

          INSTRUMENTS, (2) PURCHASE OR SELL SECURITIES OR OTHER INSTRUMENTS BACKED BY PHYSICAL COMMODITIES, (3) PURCHASE OR SELL OPTIONS, AND (4) PURCHASE OR SELL FUTURES CONTRACTS.

     The primary purpose of the proposal is to clarify the language describing the exceptions to each Fund's fundamental investment restriction. The Advisor believes that the proposed clarification of the fundamental investment restriction will enhance each Fund's ability to pursue its investment methods and facilitate compliance monitoring. Adoption of the amended fundamental investment restriction is not expected to affect the way in which each Fund is managed, the investment performance of each Fund or the securities or instruments in which each Fund invests.

     The Board has reviewed the Advisor's proposed clarification of the fundamental investment restriction and believes it is in the best interests of each Fund and its shareholders.

     The amended fundamental restriction will become effective on the later of August 1, 2002 or immediately upon shareholder approval. If the proposal is not approved by the shareholders of a Fund, the Fund's current restriction will remain unchanged.

                                PROPOSAL NO. 4(g)

 CHANGE OF FUNDAMENTAL INVESTMENT RESTRICTION WITH RESPECT TO CONCENTRATION OF
                                  INVESTMENTS

     The International Equity Fund, the Enhanced 30 Fund and the Value Plus Fund's current fundamental investment restrictions with respect to concentration of investments state:

          [THE FUND] WILL NOT CONCENTRATE ITS INVESTMENTS IN ANY PARTICULAR INDUSTRY (EXCLUDING U.S. GOVERNMENT SECURITIES), BUT IF IT IS DEEMED APPROPRIATE FOR THE ACHIEVEMENT OF THE FUND'S INVESTMENT OBJECTIVE(S), UP TO 25% OF ITS TOTAL ASSETS MAY BE INVESTED IN ANY ONE INDUSTRY.

     The Aggressive Growth Fund and the Growth/Value Fund's current fundamental investment restrictions with respect to concentration of investments state:

          EACH FUND WILL NOT INVEST MORE THAN 25% OF ITS TOTAL ASSETS IN THE SECURITIES OF ISSUERS IN ANY PARTICULAR INDUSTRY; PROVIDED, HOWEVER, THAT THERE IS NO LIMITATION WITH RESPECT TO INVESTMENTS IN OBLIGATIONS ISSUED OR GUARANTEED BY THE UNITED STATES GOVERNMENT OR ITS AGENCIES OR INSTRUMENTALITIES OR REPURCHASE AGREEMENTS WITH RESPECT THERETO.

     The Equity Fund's current fundamental investment restriction with respect to concentration of investments states:

          THE FUND WILL NOT INVEST MORE THAN 25% OF ITS TOTAL ASSEETS IN THE SECURITIES OF ISSUERS IN ANY PARTICULAR INDUSTRY; PROVIDED, HOWEVER, THAT THERE IS NO LIMITATION WITH RESPECT TO INVESTMENTS IN OBLIGATIONS ISSUED OR GUARANTEED BY THE UNITED STATES GOVERNMENT OR ITS AGENCIES OR INSTRUMENTALITIES OR REPURCHASE AGREEMENTS WITH RESPECT THERETO.

     The Board recommends that shareholders of each Fund vote to replace each Fund's fundamental investment restriction with respect to concentration of investments with the following amended fundamental investment restriction:

          THE FUND MAY NOT PURCHASE THE SECURITIES OF AN ISSUER (OTHER THAN SECURITIES ISSUED OR GUARANTEED BY THE UNITED STATES GOVERNMENT, ITS AGENCIES OR ITS INSTRUMENTALITIES) IF, AS A RESULT, MORE THAN 25% OF THE FUND'S TOTAL ASSETS WOULD BE INVESTED IN THE SECURITIES OF COMPANIES WHOSE PRINCIPAL BUSINESS ACTIVITIES ARE IN THE SAME INDUSTRY.

     The primary purpose of the proposal is to clarify the language describing the fundamental investment restriction. The Advisor believes that the proposed clarification of the fundamental investment restriction will enhance each Fund's ability to pursue its investment methods and facilitate compliance monitoring without incurring the costs and delay associated with a shareholder vote. Adoption of the amended fundamental investment restriction is not expected to affect the way in which each Fund is managed, the investment performance of each Fund, or the securities or instruments in which each Fund invests.

     The Board has reviewed the Advisor's proposed clarification of the fundamental investment restriction and believes it is in the best interests of each Fund and its shareholders.

     The amended fundamental restriction will become effective on the later of August 1, 2002 or immediately upon shareholder approval. If the proposal is not approved by the shareholders of a Fund, the Fund's current restriction will remain unchanged.

                                PROPOSAL NO. 4(h)

  CHANGE OF FUNDAMENTAL INVESTMENT RESTRICTION WITH RESPECT TO ISSUING SENIOR
                                   SECURITIES

     The International Equity Fund, the Enhanced 30 Fund and the Value Plus Fund's current fundamental investment restrictions with respect to issuing senior securities state:

          [THE FUND] WILL NOT ISSUE ANY SENIOR SECURITY (AS THAT TERM IS DEFINED IN THE 1940 ACT) IF SUCH ISSUANCE IS SPECIFICALLY PROHIBITED BY THE 1940 ACT OR THE RULES AND REGULATIONS PROMULGATED THEREUNDER, PROVIDED THAT COLLATERAL ARRANGEMENTS WITH RESPECT TO OPTIONS AND FUTURES, INCLUDING DEPOSITS OF INITIAL DEPOSIT AND VARIATION MARGIN, ARE NOT CONSIDERED TO BE THE ISSUANCE OF A SENIOR SECURITY FOR PURPOSES OF THIS RESTRICTION.

     The Aggressive Growth Fund and the Growth/Value Fund's current fundamental investment restrictions with respect to issuing senior securities state:

          EACH FUND WILL NOT ISSUE OR SELL ANY SENIOR SECURITY. THIS LIMITATION IS NOT APPLICABLE TO SHORT-TERM CREDIT OBTAINED BY A FUND FOR THE CLEARANCE OF PURCHASES AND SALES OR REDEMPTIONS OF SECURITIES, OR TO ARRANGEMENTS WITH RESPECT TO TRANSACTIONS INVOLVING OPTIONS, FUTURES CONTRACTS AND OTHER SIMILAR PERMITTED INVESTMENTS AND TECHNIQUES.

     The Equity Fund's current fundamental investment restriction with respect to issuing senior securities states:

          THE FUND WILL NOT ISSUE OR SELL ANY SENIOR SECURITY. THIS LIMITATION IS NOT APPLICABLE TO SHORT-TRM CREDIT OBTAINED BY THE FUND FOR THE CLEARANCE OF PURCHASES AND SALES OR REDEMPTIONS OF SECURITIES, OR TO ARRANGEMENTS WITH RESPECT TO TRANSACTIONS INVOLVING FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS, OPTIONS, FUTURES CONTRACTS, SHORT SALES AND OTHER SIMILAR PERMITTED INVESTMENTS AND TECHNIQUES.

     The Board recommends that shareholders of each Fund vote to replace each Fund's fundamental investment restriction with respect to issuing senior securities with the following amended fundamental investment restriction:

          THE FUND MAY NOT ISSUE SENIOR SECURITIES EXCEPT AS PERMITTED BY THE INVESTMENT COMPANY ACT OF 1940, ANY RULE, REGULATION OR ORDER UNDER THE ACT OR ANY SEC STAFF INTERPRETATION OF THE ACT.

     The primary purpose of the proposal is to simplify the fundamental investment restriction by omitting an unnecessary discussion of exceptions and explanations to the fundamental investment restriction. As a matter of current operating policy the following activities will not be considered to be issuing senior securities for purposes of this restriction:

     (1) Collateral arrangements in connection with any type of option, future contract, forward contract, or swap.
     (2) Collateral arrangements in connection with initial and variation margin.
     (3) A pledge, mortgage or hypothecation of a Fund's assets to secure its borrowings.
     (4) A pledge of a Fund's assets to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute.

     Operating policies may be changed by the Board without shareholder approval.

     The Advisor believes that the proposed clarification of the fundamental investment restriction will give each Fund the flexibility to respond to future changes in the regulatory or investment environments by changing its operating policies without incurring the costs and delay associated with a shareholder vote. Adoption of the amended fundamental investment restriction is not expected to affect the way in which each Fund is managed, the investment performance of each Fund, or the securities or instruments in which each Fund invests.

     The Board has reviewed the Advisor's proposed simplification of the fundamental investment restriction and believes it is in the best interests of each Fund and its shareholders.

     The amended fundamental restriction will become effective on the later of August 1, 2002 or immediately upon shareholder approval. If the proposal is not approved by the shareholders of a Fund, the Fund's current restriction will remain unchanged.

                                PROPOSAL NO. 4(i)

ELIMINATION OF FUNDAMENTAL INVESTMENT RESTRICTION REGARDING AMOUNTS INVESTED IN
                                   ONE ISSUER

     The Board has approved, and recommends that shareholders of the International Equity Fund, the Enhanced 30 Fund, the Value Plus Fund and the Equity Fund approve the elimination of each Fund's fundamental investment restriction regarding amounts invested in one issuer. The International Equity Fund, the Enhanced 30 Fund and the Value Plus Fund's current fundamental investment restrictions with respect to amounts invested in one issuer state:

          WITH RESPECT TO 75% OF ITS TOTAL ASSETS TAKEN AT MARKET VALUE, [THE FUND] WILL NOT INVEST IN ASSETS OTHER THAN CASH AND CASH ITEMS (INCLUDING RECEIVABLES), U.S. GOVERNMENT SECURITIES, SECURITIES OF OTHER INVESTMENT COMPANIES AND OTHER SECURITIES FOR PURPOSES OF THIS CALCULATION LIMITED IN RESPECT OF ANY ONE ISSUER TO AN AMOUNT NOT GREATER IN VALUE THAN 5% OF THE VALUE OF THE TOTAL ASSETS OF THE FUND

          AND TO NOT MORE THAN 10% OF THE OUTSTANDING VOTING SECURITIES OF SUCH ISSUER.

     The Equity Fund's current fundamental investment restriction with respect to amounts invested in one issuer states:

          THE FUND WILL NOT PURCHASE THE SECURITIES OF ANY ISSUER IF SUCH PURCHASE AT THE TIME THEREOF WOULD CAUSE MORE THAN 5% OF THE VALUE OF ITS TOTAL ASSETS TO BE INVESTED IN THE SECURITIES OF SUCH ISSUER (THE FOREGOING LIMITATION DOES NOT APPLY TO INVESTMENTS IN GOVERNMENT SECURITIES AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940).

     The diversification requirements set forth in this restriction are based on the diversification requirements for a "diversified company" under the 1940 Act. As a diversified investment company, each Fund must comply with these diversification requirements unless it changes its classification under the 1940 Act to a "non-diversified" management investment company. A Fund cannot change its classification under the 1940 Act without a shareholder vote. Therefore the foregoing investment restriction is redundant and unnecessary. In addition, elimination of this investment restriction at the present time would enable each Fund to take advantage of a future amendment to the 1940 Act or a new rule that liberalizes the diversification requirements without having to incur the expense and delay of obtaining shareholder approval of a similar change to the Fund's investment restriction with respect to diversification. Elimination of the fundamental investment restriction is not expected to affect the way in which each Fund is managed, the investment performance of each Fund, or the securities or instruments in which each Fund invests.

     The Board has reviewed the proposed elimination of the fundamental investment restriction and believes it to be in the best interest of each Fund and its shareholders.

     The elimination of the fundamental restriction will become effective on the later of August 1, 2002 or immediately upon shareholder approval. If the proposal is not approved by the shareholders of a Fund, the Fund's current restriction will remain unchanged.

RECOMMENDATION AND REQUIRED VOTE

     As provided in the 1940 Act, approval of this Proposal No. 4 by the Fund shareholders requires an affirmative vote of the lesser of (i) 67% or more of the Fund's shares present at the special meeting if more than 50% of the outstanding shares of the Fund are present, or (ii) more than 50% of the outstanding shares of the Fund. Shares represented by proxies that reflect abstentions or broker non-votes will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Abstentions and broker non-votes have the effect of a negative vote on this Proposal No. 4

     The Board recommends that shareholders vote to approve the New Agreement in Proposal No. 4.

                             ADDITIONAL INFORMATION

SHARE OWNERSHIP INFORMATION

     GENERAL INFORMATION. As of February 25, 2002 there were ____________ outstanding shares of the Trust.

     5% BENEFICIAL OWNERSHIP INFORMATION. As of February 25, 2002 the following persons were known by the Fund to own 5% or more of the outstanding shares of the Fund:

Name and Address of Record Owner      Number of Shares      Percent of Total

                                         -----------            -------%

     No other person owned of record and, according to information available to the Trust, no other person owned beneficially, 5% or more of the outstanding shares of the Trust on the record date.

     SHARE OWNERSHIP OF TRUSTEES AND OFFICERS. As of February 25, 2002, no Officers or Trustees of the Trust were known by the Trust to be record owners of 1% or more of the outstanding shares of the Trust.

                 INVESTMENT ADVISOR AND OTHER SERVICE PROVIDERS

     Touchstone Advisors, Inc., located at 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202, serves as the investment advisor to the Fund.

     Touchstone Securities, Inc. (the "Underwriter") serves as the principal underwriter of the shares of the Fund. The address of the Underwriter is 221
East Fourth Street, Suite 300, Cincinnati, Ohio 45202. For the period from January 1, 2001, through December 31, 2001, the Underwriter received $_______ in underwriting commissions from the funds in the Touchstone complex.

     The Advisor is a wholly-owned subsidiary of IFS Financial Services, Inc., which is a wholly-owned subsidiary of Western-Southern Life Assurance Company ("WSLAC"). The underwriter is wholly-owned subsidiary of WSLAC. The address of WSLAC is 400 Broadway, Cincinnati, Ohio 45202. WSLAC is a stock life insurance company organized under the laws of the State of Ohio on December 1, 1980. WSLAC is a wholly-owned subsidiary of The Western and Southern Life Insurance Company, a stock life insurance company originally organized under the laws of the State of Ohio on February 23, 1888 ("WSLIC"). WSLIC is wholly owned by an Ohio-domiciled intermediate holding company, Western-

Southern Financial Group, Inc., which is wholly owned by an Ohio-domiciled mutual insurance holding company, Western-Southern Mutual Holding Company. WSLAC is in the business of issuing insurance and annuity contracts.

     The following officers of the Trust hold positions with the Advisor and the Underwriter.

                         Position       Position with               Position with
Name                     with Trust     Touchstone Advisors         Touchstone Securities
-------------------------------------------------------------------------------------------
Jill T. McGruder         Trustee,       Director, President         Director, President
                         President      and Chief Executive         and Chief Executive
                                        Officer                     Officer

Terrie A. Wiedenheft     Controller     Chief Financial Officer     Chief Financial Officer

     _____________________  serves  as the  administrator,  custodian  and  fund
accounting   agent  for  the  Fund.   The  address  of   __________________   is
__________________________________________.

PROXY SOLICITATION

     The principal solicitation of proxies will be by mail, but proxies may be solicited by telephone, facsimile and personal contact by directors, officers and regular employees of the Advisor. All costs associated with the preparation, filing and distribution of this Proxy Statement, the solicitation and the meeting will be borne by the Advisor. Management Information Services Corp. has been engaged to assist in the distribution and tabulation of proxies. As the special meeting date approaches, a representative of the Advisor, or its affiliates, may contact shareholders whose votes have not yet been received. The anticipated cost of the proxy solicitation is approximately $--------, of which approximately $------ will be paid to Management Information Services Corp.

CERTAIN VOTING MATTERS

     Only shareholders of record on February 25, 2002 (the "record date") are entitled to be present and to vote at the special meeting or any adjourned meeting. The number of shares of the Fund outstanding as of the record date was __________. Each share of a Fund is entitled to one vote and each fractional share is entitled to a proportionate share of one vote.

     The persons named in the accompanying proxy will vote as directed by the proxy. If a proxy is signed and returned but does not give voting directions, it will be voted for the approval of the Proposals described in this Proxy Statement.

     If a shareholder signs and returns a proxy but abstains from voting, the shares represented by the proxy will be counted as present and entitled to vote for purposes of determining a quorum at the meeting, but the abstention will have the effect of a vote against each proposal.

     If a broker indicates on a proxy that it does not have discretionary authority as to certain shares, those shares will be counted as present at the meeting for quorum purposes but not entitled to vote and thus will also have the effect of a vote against each proposal.

     A shareholder may revoke the accompanying proxy at any time before its use by filing with the Secretary of the Trust a written revocation or duly executed proxy bearing a later date. The proxy will not be voted if a shareholder is present at the meeting and elects to vote in person. Attendance at the meeting alone will not serve to revoke the proxy.

PORTFOLIO TRANSACTIONS

     The Trust does not allocate its portfolio brokerage on the basis of the sale of its shares, although brokerage firms whose customers purchase shares of the Fund may participate in brokerage commissions. During the period from January 1, 2001, through December 31, 2001, brokerage transactions were not placed with any person affiliated with any Fund, the Trust, or the Advisor.

SHAREHOLDER PROPOSALS

     The meeting is a special meeting of shareholders. The Trust is not required to, nor does it intend to, hold regular annual meetings of Fund shareholders. Any shareholders who wish to submit proposals for consideration at a subsequent shareholder meeting should submit written proposals to the Trust at 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202 so that the proposals are received within a reasonable period of time prior to the meeting. Timely submission of a proposal does not guarantee its consideration at the meeting.

OTHER MATTERS TO COME BEFORE THE MEETING

     The Trust's management does not know of any matters to be presented at the meeting other than those described in this Proxy Statement. If other business should properly come before the meeting, the proxyholders will vote thereon in their discretion.

 PLEASE COMPLETE THE ENCLOSED PROXY CARD(S) AND RETURN THE CARD(S) BY APRIL 22,
          2002 IN THE ENCLOSED SELF-ADDRESSED, POSTAGE-PAID ENVELOPE.


March 15, 2002                   By Order of the Board of Trustees of the Trust.
                                 Cincinnati, Ohio
                                 Tina Hosking, Secretary

                                    EXHIBIT A


                           TOUCHSTONE STRATEGIC TRUST


             AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST


                                    [ ], 2002

        New Language is italicized and deleted language is lined through
                   (cover page and table of contents omitted)

                           TOUCHSTONE STRATEGIC TRUST

             AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST


     The Agreement and Declaration of Trust initially made and declared in Boston, Massachusetts on November 18, 1982 under the name "The Vintage Trust" and restated as of October 31, 1984 under the name "LG Investment Trust," and as further restated as of May 19, 1993 under the name "Midwest Strategic Trust," is hereby further amended and restated in its entirety as of this ___________day of _________, 2002 to provide as follows:


                                   WITNESSETH:

     WHEREAS, this Trust has been formed to carry on the business of an investment company; and

     WHEREAS, the Trustees have agreed to manage all property coming into their hands as trustees of a Massachusetts business trust in accordance with the provisions hereinafter set forth.

     NOW, THEREFORE, the Trustees hereby declare that they will hold all cash, securities and other assets which they may from time to time acquire in any manner as Trustees hereunder IN TRUST to manage and dispose of the same upon the following terms and conditions for the benefit of the holders from time to time of shares of beneficial interest in this Trust as hereinafter set forth.

                                    ARTICLE I

                               NAME AND DEFINITION


     SECTION 1.1. NAME AND ADDRESS. This Trust shall be known as "Touchstone Strategic Trust" and the Trustees shall conduct the business of the Trust under that name or any other name as they may from time to time determine. Until otherwise determined, the principal place of business of the Trust is 221 East Fourth Street, Cincinnati, Ohio 45202. The Trust's resident agent in Massachusetts is CT Corporation System, 101 Federal Street, Boston, Massachusetts 02110. The Trustees, without a vote of Shareholders, may change the principal place of business or the Trust's resident agent.

     SECTION 1.2 DEFINITIONS. Whenever used herein, unless otherwise required by the context or specifically provided:

     (a) The "Trust" refers to the Massachusetts business trust established by this Amended and Restated Agreement and Declaration of Trust, as amended from time to time;

     (b) "Trustees" means the persons who have signed the Declaration, so long as they shall continue in office in accordance with the terms hereof, and all other persons who may from time to time be duly elected or appointed, qualified and serving as Trustees in accordance with the provisions hereof, and reference herein to a Trustee or the Trustees shall refer to such person or persons in their capacity as trustees hereunder;

     (c) "Shares" refers to the transferable units of interest into which the beneficial interest in the Trust or any Series or Class of shares of the Trust (as the context may require) shall be divided from time to time in accordance with the terms hereof. The term "Shares" includes fractions of shares as well as whole Shares;


     (d) "Series" refers to Series of Shares established and designated under or in accordance with the provisions of Article IV;

     (e)  "Shareholder" means a record owner of Shares;


     (f) The "1940 Act" refers to the Investment Company Act of 1940, the Rules and Regulations thereunder and any applicable order of the Commission, all as amended from time to time;


     (g)  "Commission" shall have the meaning given it in the 1940 Act;


     (h) "Declaration of Trust" or "Declaration" shall mean this Amended and Restated Agreement and Declaration of Trust as amended or restated from time to time;

     (i) "Bylaws" shall mean the Bylaws of the Trust as amended from time to time;

     (j) "Class" refers to any Class of Shares established and designated under or in accordance with the provisions of Article IV hereof; and

     (k) "Majority Shareholder Vote" has the same meaning as the phrase "vote of a majority of the outstanding voting securities" as defined in the 1940 Act, except that such term may be used herein with respect to the Shares of the Trust as a whole or the Shares of any particular Series or Class, as the context may require, and except that each Share shall have one vote for each dollar of net asset value as provided in
          Article V hereof.

                                   ARTICLE II

                                PURPOSE OF TRUST


     The purpose of the Trust is to operate as an investment company, to offer Shareholders one or more investment programs primarily in securities and financial instruments and to transact any or all lawful business.


                                   ARTICLE III

                                  THE TRUSTEES

     SECTION 3.1 NUMBER, DESIGNATION, ELECTION, TERM, ETC.


(a) Number. The Trustees then serving as such may increase or decrease (to not less than two) the number of Trustees to a number other than the number theretofore determined. No decrease in the number of Trustees shall have the effect of removing any Trustee from office prior to the expiration of his term, but the number of Trustees may be decreased in conjunction with the removal or retirement of a Trustee pursuant to the terms of this
     Section 3.1.

(b) Term. Subject to the provisions set forth below, and subject to the applicable provisions of the 1940 Act, each Trustee shall serve as a Trustee during the lifetime of the Trust and until its termination as hereinafter provided or until such Trustee sooner dies, resigns, retires or is removed or the election and qualification of his successor, provided however that any Trustee who has served to the end of his term of office as has been established pursuant to any written policy adopted from time to time by at least two-thirds of the Trustees shall, automatically and without action of such Trustee or the remaining Trustees, be deemed to have retired in accordance with the terms of such policy, effective as of the date determined in accordance with such policy. The Trustees may elect their own successors and may, pursuant to Section 3.1(g) hereof, appoint Trustees to fill vacancies.

(c) Resignation And Retirement. Any Trustee may resign his trust or retire as a trustee, by written instrument signed by him and delivered to the other Trustees or to any officer of the Trust, and such resignation or retirement shall take effect upon such delivery or upon such later date as is specified in such instrument.

(d) Mandatory Retirement. Any Trustee who has attained a mandatory retirement age established pursuant to any written policy adopted from time to time by at least two-thirds of the Trustees shall, automatically and without action of such Trustee or the remaining Trustees, be deemed to have retired in accordance with the terms of such policy, effective as of the date determined in accordance with such policy.

(e) Incapacitation. Any Trustee who has become incapacitated by illness or injury, as determined by a majority of the other Trustees in their reasonable judgment, may be retired by written instrument signed by a majority of the other Trustees, specifying the date of his or her retirement.

(f) Removal. Any Trustees may be removed with or without cause at any time: (i) by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal, specifying the date upon which such removal shall become effective, (ii) by vote of the Shareholders holding not less than two-thirds of the voting power of the Shares then outstanding, cast in person or by proxy at any meeting called for the purpose, or (iii) by a declaration in writing signed by Shareholders holding not less than two-thirds of the voting power of the Shares then outstanding and filed with the Trust.

(g) Vacancies. Any vacancy or anticipated vacancy resulting from any reason, including without limitation the death, resignation, retirement, removal or incapacity of any of the Trustees, or resulting from an increase in the number of Trustees by the Trustees may, unless otherwise required by the 1940 Act, be filled either by a majority of the remaining Trustees through the appointment of such other person as such remaining Trustees in their discretion shall determine or by the election by the Shareholders, at a meeting called for the purpose, of a person to fill such vacancy, and such appointment or election shall be effective upon the written acceptance of the person named therein to serve as a Trustee and agreement by such person to be bound by the provisions of this Declaration, except that any such appointment or election in anticipation of a vacancy to occur by reason of retirement, resignation, or increase in number of Trustees to be effective at a later date shall become effective only at or after the effective date of said retirement, resignation, or increase in number of Trustees. As soon as any Trustee so appointed or elected shall have accepted such appointment or election and shall have agreed in writing to be bound by this Declaration and the appointment or election is effective, the Trust estate shall vest in the new Trustee, together with the continuing Trustees, without any further act or conveyance.

(h) Effect Of Death, Resignation, Etc. The death, resignation, retirement, removal, or incapacity of the Trustees, or any one of them, shall not operate to annul or terminate the Trust or to revoke or terminate any existing agency or contract created or entered into pursuant to the terms of this Declaration. Upon the death, resignation, retirement, removal or incapacity of a Trustee, such Trustee shall automatically cease to have any right, title or interest in any of the Trust property, and the right, title and interest of such Trustee in the Trust property shall vest automatically in the remaining Trustees. Such vesting and cessation of title shall be effective whether or not conveyancing documents have been executed and delivered. Whenever a vacancy in the number of Trustees shall occur, until such vacancy is filled as provided herein or while any Trustee is incapacitated, the other Trustees in office, regardless of their number, shall have all the powers granted to the Trustees and shall discharge all the duties imposed upon the Trustees by the Declaration, and only such other Trustees shall be counted for the purposes of the existence of a quorum or the taking of any action to be taken by the Trustees. A written instrument certifying the existence of such vacancy or incapacity signed by a majority of the Trustees shall be conclusive evidence of the existence thereof.

(j) No Accounting. Except to the extent required by the 1940 Act or under circumstances which would justify his removal for cause, no person ceasing to be a Trustee as a result of his death, resignation, retirement, removal or incapacity (nor the estate of any such person) shall be required to make an accounting to the Shareholders or remaining Trustees upon such cessation.

(k) Delegation of Power to Other Trustees. Any Trustee may, by power of attorney, delegate his power for a period not exceeding six months at any one time to any other Trustee or Trustees; provided that in no case shall fewer than two Trustees personally exercise the powers granted to the Trustees under the Declaration except as otherwise expressly provided herein.

     SECTION 3.2 POWERS OF THE TRUSTEES. Subject to the provisions of this Declaration of Trust, the business of the Trust shall be managed by the Trustees, and they shall have all powers necessary or convenient to carry out that responsibility and the purpose of the Trust. Without limiting the foregoing, the Trustees may adopt Bylaws not inconsistent with this Declaration for the conduct of the business and affairs of the Trust and may amend and repeal them at any time to the extent that such Bylaws do not reserve that right to the Shareholders; they may as they consider appropriate elect and remove officers and appoint and terminate agents and consultants and hire and terminate employees, in each case with or without cause, any one or more of the foregoing of whom may be a Trustee, and may provide for the compensation of all of the foregoing; they may appoint and terminate any one or more committees, including without implied limitation an executive committee, which may, when the Trustees are not in session and subject to the 1940 Act, exercise some or all of the power and authority of the Trustees as the Trustees may determine;

they shall have full discretion, to the extent not inconsistent the 1940 Act, to determine which items shall be treated as income and which items as capital, and each suchdetermination and allocation shall be conclusive and binding upon Shareholders; and in general they may delegate to any officer of the Trust, to any committee and to any employee, advisor, administrator, distributor, depository, custodian, transfer and dividend disbursing agent, or any other agent or consultant of the Trust such authority, powers, functions and duties as they consider desirable or appropriate for the conduct of the business and affairs of the Trust, including without implied limitation the power and authority to act in the name of the Trust and of the Trustees, to sign documents and to act as attorney-in-fact for the Trustees.

     The Trustees shall have power to conduct the business of the Trust and carry on its operations in any and all of its branches and maintain offices both within and without The Commonwealth of Massachusetts and within and without the United States of America, and to do all such other things and execute all such instruments as the Trustees deem necessary, proper or desirable in order to promote the interests of the Trust although such things are not herein specifically mentioned. Any determination as to what is in the interests of the Trust made by the Trustees in good faith shall be conclusive. In construing the provisions of the Declaration, the presumption shall be in favor of a grant of power to the Trustees.

     The enumeration of any specific power herein shall not be construed as limiting the aforesaid power or any other power of the Trustees hereunder. Such powers of the Trustees may be exercised without order of or resort to any court.


     Without limiting the foregoing and to the extent not inconsistent with the 1940 Act or other applicable law, the Trustees shall have power and authority:


(a) Investments. To subscribe for, or invest and reinvest cash and other property in, securities of every nature and kind, U.S. and foreign currencies, any form of gold or other precious metal, commodity contracts, any form of option contract, contracts for the future acquisition or delivery of fixed income or other securities, derivative instruments of every kind, "when-issued" or standby contracts, and all types of obligations or financial instruments of any kind and to hold cash or other property uninvested without in any event being bound or limited by any present or future law or custom in regard to investments by trustees or fiduciaries including, without limitation, any law or custom relating to investing in securities or obligations maturing before the possible termination of the Trust;


(b)  Disposition  of  Assets.  To  sell,  exchange,   lend,  pledge,   mortgage,
     hypothecate, write options on and lease any or all of the assets of the Trust;

(c) Ownership Powers. To vote or give assent, or exercise any rights of ownership, with respect to stock or other securities, instruments or property; and to execute and deliver proxies or powers of attorney to such person or persons as the Trustees shall deem proper, granting to such person or persons such power and discretion with relation to securities, instruments or property as the Trustees shall deem proper;

(d) Subscription. To exercise powers and rights of subscription or otherwise which in any manner arise out of ownership of securities or other instruments;

(e) Form of Holding. To hold any security, instrument or property in a form not indicating any trust, whether in bearer, unregistered or other negotiable form, or in the name of the Trustees or of the Trust or in the name of a custodian, sub-custodian or other depository or a nominee or nominees or otherwise;

(f) Reorganization, etc. To consent to or participate in any plan for the reorganization, consolidation or merger of any corporation or issuer, any security or instrument of which is or was held in the Trust; to consent to any contract, lease, mortgage, purchase or sale of property by such corporation or issuer, and to pay calls or subscriptions with respect to any security or instrument held in the Trust;

(g) Voting Trusts, etc. To join with other holders of any securities or instruments in acting through a committee, depository, voting trustee or otherwise, and in that connection to deposit any security or instrument with, or transfer any security or instrument to, any such committee, depository or trustee, and to delegate to them such power and authority with relation to any security or instrument (whether or not so deposited or transferred) as the Trustees shall deem proper, and to agree to pay, and to pay, such portion of the expenses and compensation of such committee, depository or trustee as the Trustees shall deem proper;

(h) Compromise. To pay, defend, compromise, arbitrate, abandon or otherwise adjust claims in favor of or against the Trust or any matter in controversy, including but not limited to claims for taxes and to enter into releases, agreements and other instruments;


(i) Partnerships, etc. To enter into joint ventures, general or limited partnerships and any other combinations or associations;


(j) Borrowing and Security. To borrow funds and to issue notes or other instruments in connection therewith and to mortgage and pledge the assets of the Trust or any part thereof to secure obligations arising in connection with such borrowing;


(k) Guarantees, etc. To endorse or guarantee the payment of any notes or other obligations of any person; to make contracts of guaranty or suretyship, or otherwise assume liability for payment thereof; and to mortgage and pledge the Trust property or any part thereof to secure any of or all such obligations;

(l) Insurance. To purchase and pay for entirely out of Trust property such insurance as they may deem necessary or appropriate for the conduct of the business, including, without limitation, insurance policies insuring the assets of the Trust and payment of distributions and principal on its portfolio investments, and insurance policies insuring the Shareholders, Trustees, officers, employees, agents, consultants, investment advisors, managers, administrators, distributors, principal underwriters, or independent contractors, or any thereof (or any person connected therewith), of the Trust individually against all claims and liabilities of every nature arising by reason of holding, being or having held any such office or position, or by reason of any action alleged to have been taken or omitted by any such person in any such capacity, including any action taken or omitted that may be determined to constitute negligence whether or not the Trust would have the power to indemnify such person against such liability;

(m) Pensions, etc. To pay pensions for faithful service, as deemed appropriate by the Trustees, and to adopt, establish and carry out pension, profit-sharing, share bonus, share purchase, deferred compensation, savings, thrift and other retirement, incentive and benefit plans, trusts and provisions, including the purchasing of life insurance and annuity contracts as a means of providing such retirement and other benefits, for any or all of the Trustees, officers, employees and agents of the Trust; and

(n) Investment in Other Investment Companies. To either invest all or a portion of the property of the Trust or, as applicable, the property of one or more Series of the Trust, or sell all or a portion of such property and invest the proceeds of such sales, in one or more other investment companies, in each case without any requirement of approval by Shareholders, to the extent not prohibited by the 1940 Act.

     To carry on any other business in connection with or incidental to any of the foregoing powers, to do everything necessary, proper or desirable for the accomplishment of any purpose or the attainment of any object or the furtherance of any power hereinbefore set forth, and to do every other act or thing incidental or appurtenant to or connected with the aforesaid purposes, objects or powers. Except as otherwise provided by the 1940 Act or other applicable law, this Declaration or the Bylaws, any action to be taken by the Trustees may be taken by a majority of the Trustees present at a meeting of Trustees (a quorum, consisting of at least a majority of the Trustees then in office, being present), within or without Massachusetts, including any meeting held by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other at the same time and participation by such means shall constitute presence in person at a meeting, or by written consents of a majority of the Trustees then in office (or such larger or different number as may be required by the 1940 Act or other applicable law).

     SECTION 3.3 CERTAIN CONTRACTS. Subject to compliance with the provisions of the 1940 Act, but notwithstanding any limitations of present and future law or custom in regard to delegation of powers by trustees generally, the Trustees may, at any time and from time to time and without limiting the generality of their powers and authority otherwise set forth herein, enter into one or more contracts with any one or more corporations, trusts, associations, partnerships, limited partnerships, other type of organizations, or individuals ("Contracting Party") to provide for the performance and assumption of some or all of any services, duties and responsibilities to, for or of the Trust or any Series or Class thereof and/or the Trustees, and to provide for the performance and assumption of such other services, duties and responsibilities as the Trustees may determine appropriate.

     The same person may be the Contracting Party for some or all of the services, duties and responsibilities to, for and of the Trust or any Series or Class thereof and/or the Trustees, and the contracts with respect thereto may contain such terms that are not inconsistent with the 1940 Act as the Trustees may determine. Nothing herein shall preclude, prevent or limit the Trust or, at the discretion of the Trustees, a Contracting Party, from entering into subcontractual arrangements with respect to services to be rendered hereunder.


     Subject to the provisions of the 1940 Act, the fact that:

          (i) any of the Shareholders, Trustees or officers of the Trust is a shareholder, director, officer, partner, trustee, employee, manager, advisor, principal underwriter or distributor or agent of or for any Contracting Party, or of or for any parent or affiliate of any Contracting Party or that the Contracting Party or any parent or affiliate thereof is a Shareholder or has an interest in the Trust, or that

          (ii) any Contracting Party may have a contract providing for the rendering of any similar services to one or more other corporations, trusts, associations, partnerships, limited partnerships or other organizations, or has other business or interests, shall not affect the validity of any contract for the performance and assumption of services, duties and responsibilities to, for or of the Trust or any Series or Class thereof and/or the Trustees and, subject to applicable laws, shall not disqualify any Shareholder, Trustee or officer of the Trust from voting upon or executing the same or create any liability or accountability to the Trust or its Shareholders.

     SECTION 3.4 PAYMENT OF TRUST EXPENSES AND COMPENSATION OF TRUSTEES. The Trustees are authorized to pay or to cause to be paid out of the assets of the Trust and to charge or allocate the same to, between or among such one or more of the Series or Classes that may be established and designated pursuant to
Article IV hereof, as the Trustees deem fair, all expenses, fees, charges, taxes and liabilities incurred or arising in connection with the Trust, or in connection with the management thereof, including, but not limited to, the Trustees' compensation, and such expenses and charges for the services of the Trust's officers, employees, agents, consultants, and independent contractors and such other expenses and charges as the Trustees may deem necessary or proper to incur. Without limiting the generality of any other provision hereof, the Trustees shall be entitled to reasonable compensation from the Trust for their services as Trustees and may at their sole discretion, fix the amount of such compensation.


                                   ARTICLE IV

                                     SHARES


     SECTION 4.1. DESCRIPTION OF SHARES. The beneficial interest in the Trust shall be divided into transferable Shares of beneficial interest, with or without par value, which may be divided into one or more Series and Classes as provided herein. The number of Shares authorized hereunder is unlimited. Shares authorized hereunder is unlimited.

     SECTION 4.2. ISSUANCE OF SHARES. The Trustees in their discretion may, from time to time without vote of the Shareholders, issue Shares (including fractional Shares), in addition to the then issued and outstanding Shares and Shares held in the treasury, to such party or parties and for such amount and type of consideration (or for no consideration if pursuant to a share dividend or share split), including cash or property, at such time or times, and on such terms as the Trustees may deem best, and may in such manner acquire other assets (including the acquisition of assets subject to, and in connection with, the assumption of liabilities) and businesses, and may accept or reject or authorize its distributor or other agents to accept or reject any purchase order. The Trustees may from time to time divide or combine the Shares of the Trust or of any Series or Class into a greater or lesser number without thereby changing their proportionate beneficial interests in the property allocated or belonging to such Series or Class. All Shares issued pursuant to this Declaration, including, without limitation, Shares issued in connection with a dividend in Shares or a split of Shares shall be fully paid and non-assessable.

     SECTION 4.3 OWNERSHIP OF SHARES. The ownership of Shares shall be recorded on the books of the Trust or its transfer or similar agent, which books shall be maintained separately for the Shares of each Series. No certificates certifying the ownership of Shares need be issued except as the Trustees may otherwise determine from time to time, and, if so issued, may be retired by the Trustees at any time. The Trustees may make such rules as they consider appropriate for the issuance of Share certificates, the use of facsimile signatures, the transfer of Shares and similar matters, and until transferred in accordance with such rules, the holder shown on the books of the Trust with respect to any Shares shall be deemed the Shareholder with respect to such Shares for all purposes hereunder. The record books of the Trust as kept by the Trust or any transfer or similar agent, as the case may be, shall be conclusive as to who are the Shareholders and as to the number of Shares of each Series and Class held from time to time by each such Shareholder. No Shareholder shall be entitled to receive payment of any dividend or distribution, nor to have notice given to that Shareholder as provided herein or in the Bylaws, until the Shareholder has given his or her address to the transfer agent or similar agent of the Trust.

     SECTION 4.4 STATUS OF SHARES AND LIMITATION OF LIABILITY. The ownership of the Trust property of every description and the right to conduct any business described herein are vested exclusively in the Trustees. Shares shall be deemed to be personal property giving only the rights provided in this instrument. The Shares shall not entitle the holder to preference, preemptive, appraisal, conversion or exchange rights, except as the Trustees may determine with respect to any Series or Class of Shares. Every Shareholder by virtue of having become a Shareholder shall be held to have expressly assented and agreed to the terms hereof and to have become a party hereto. The death of a Shareholder during the continuance of the Trust shall not operate to terminate the Trust nor entitle the representative of any deceased Shareholder to an accounting or to take any action in court or elsewhere against the Trust or the Trustees, but only to the rights of said decedent under this Trust. Ownership of Shares shall not entitle the Shareholder to any title in or to the whole or any part of the Trust property or right to call for a partition or division of the same or for an accounting. It is the intention of the Trustees to create only the relationship of Trustee and beneficiary between the Trustees and each Shareholder from time to time. It is not the intention of the Trustees to create a general partnership, limited partnership, joint stock association, corporation, bailment or any form of legal relationship other than a trust. Nothing in the Declaration shall be construed to make the Shareholders, either by themselves or with the Trustees, partners or members of a joint stock association. Neither the Trust nor the Trustees, nor any officer, employee or agent of the Trust shall have any power to bind personally any Shareholder, nor except as specifically provided herein, to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may at the time personally agree to pay.

     SECTION 4.5 SERIES OF SHARES. Shares of the Trust may be divided into Series, the number and relative rights, privileges and preferences of which shall be established and designated by the Trustees, in their discretion, in accordance with the terms of this Section. The Trustees may from time to time exercise their power to authorize the division of Shares into one or more Series by establishing and designating one or more Series of Shares upon and subject to the following provisions:

(a) All Shares of the different Series shall be identical (subject to such variations between Classes of Shares as may be permitted hereunder, except with respect to such differences among such Series as the Trustees shall from time to time approve and as are consistent with the 1940 Act or other applicable laws. .

(b) The number of Shares of each Series authorized and that may be issued shall be unlimited. The Trustees may classify or reclassify any Shares or any Shares of any Series, including outstanding Shares , previously issued and reacquired of any Series into one or more Series that may be established and designated from time to time. The Trustees may hold as treasury Shares (of the same or some other Series), reissue for such consideration and on such terms as they may determine, or cancel, at their discretion from time to time, any Shares of any Series reacquired by the Trust.

(c) Assets Belonging to Series. All consideration received by the Trust for the issue or sale of Shares of a particular Series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably belong to that Series for all purposes, subject only to the rights of creditors of such Series, and shall be so recorded upon the books of account of the Trust. In the event that there are any assets, income, earnings, profits, and proceeds thereof, funds, or payments which are not readily identifiable as belonging to any particular Series, the Trustees shall allocate them to and among any one or more of the Series established and designated from time to time in such manner and on such basis as they, in their sole discretion, deem fair and equitable. Each such allocation by the Trustees shall be conclusive and binding upon the Shareholders of all Series for all purposes. No holder of Shares of any particular Series shall have any claim on or right to any assets allocated or belonging to any other Series of Shares. No holder of Shares of any particular Series shall be entitled to participate in a derivative or class action on behalf of any other Series or the Shareholders of any other Series.

(d) Liabilities Belonging to Series. The assets belonging to each particular Series shall be charged with the liabilities of the Trust in respect of that Series and all expenses, costs, charges and reserves attributable to that Series, and any general liabilities, expenses, costs, charges or reserves of the Trust which are not readily identifiable as belonging to any particular Series shall be allocated and charged by the Trustees to and among any one or more of the Series established and designated from time to time in such manner and on such basis as the Trustees in their sole discretion deem fair and equitable. Each allocation of liabilities, expenses, costs, charges and reserves by the Trustees shall be conclusive and binding upon the holders of all Series for all purposes. Under no circumstances shall the assets allocated or belonging to any particular Series be charged with liabilities attributable to any other Series. All persons who have extended credit which has been allocated to a particular Series, or who have a claim or contract which has been allocated to any particular Series, shall look only to the assets of that particular Series for payment of such credit, claim or contract.

(e) Dividends. Dividends and distributions on Shares of a particular Series may be paid with such frequency as the Trustees may determine, which may be daily or otherwise pursuant to a standing resolution or resolutions adopted only once or with such frequency as the Trustees may determine, to the holders of Shares of that Series only, from such of the income and capital gains, accrued or realized, from the assets belonging to that Series, as the Trustees may determine, after providing for actual and accrued liabilities belonging to that Series. All dividends and distributions on Shares of a particular Series shall be distributed pro rata to the holders of that Series in proportion to the number of Shares of that Series held by such holders at the date and time of record established for the payment of such dividends or distributions, except that in connection with any dividend or distribution program or procedure the Trustees may determine that no dividend or distribution shall be payable on Shares as to which the Shareholder's purchase order and/or payment have not been received by the time or times established by the Trustees under such program or procedure, and except that if Classes have been established for any Series, the rate of dividends or distributions may vary among such Classes pursuant to resolution, which may be a standing resolution, of the Board of Trustees. Such dividends and distributions may be made in cash or Shares or a combination thereof as determined by the Trustees or pursuant to any program that the Trustees may have in effect at the time for the election by each Shareholder of the mode of the making of such dividend or distribution to that Shareholder. Any such dividend or distribution paid in Shares will be paid at the net value thereof determined in accordance with this Declaration.


(f) Liquidation. In event of the liquidation or dissolution of a Series, or the Trust as a whole, the Shareholders of each Series shall be entitled to receive, a pro rata share of the net assets of such Series only. a such Series

(g) Voting. On each matter submitted to a vote of the Shareholders, all Shares of all Series and Classes entitled to vote shall be voted in the aggregate, except that (i) as to any matter with respect to which a vote by individual Series or Class is required by the 1940 Act or (ii) when the Trustees have determined that a matter affects only the interests of Shareholders of a particular Series or Class, only the holders of Shares of the one or more affected Series or Classes shall be entitled to vote.

     SECTION 4.6 CLASSES OF SHARES. The Trustees may, in their discretion, authorize the division of Shares of the Trust (or any Series of the Trust) into one or more Classes, the number and relative rights, privileges and preferences of which shall be established and designated by the Trustees, in their discretion, in accordance with the terms of the 1940 Act. The number of Shares of each Class that may be issued is unlimited, and the Trustees may classify or reclassify any Shares of any Class, including outstanding Shares, into one or more Classes that may be established and designated from time to time. All Shares of a Class shall be identical with each other and with the Shares of each other Class of the Trust or the same Series of the Trust (as applicable), except for such variations between Classes as may be approved by the Trustees and not prohibited by the 1940 Act.

     SECTION 4.7 SERIES AND CLASS DESIGNATIONS. The establishment and designation of any Series or Class of Shares shall be effective (a) upon the execution by a majority of the then Trustees of an instrument setting forth such establishment and designation and the relative rights and preferences of such Series or Class, (b) upon the vote of a majority of the Trustees as set forth in an instrument executed by an officer of the Trust, or (c) at such other time as the instrument referred to in the foregoing clause (a) or the vote referred to in the foregoing clause (b) may provide. The Trustees may at any time by an instrument executed by a majority of their number abolish any Series or Class and the establishment and designation thereof. Each instrument referred to in this paragraph shall have the status of an amendment to the Declaration.

     The instrument designating the Series of Shares existing as of the date hereof is attached as Appendix A hereto.

     The instrument designating the Classes of Shares of each Series existing as of the date hereof is attached as Appendix B hereto.

     SECTION 4.8. REDEMPTION BY SHAREHOLDER. Each Share of each Series properly tendered for redemption shall be redeemable at such times as may be permitted by the Trust at a redemption price equal to the net asset value per Share of the applicable Series thereof next determined in accordance with 4.11 hereof, less any applicable redemption fee or sales charge. Payment of the redemption price shall be made from the assets of the applicable Series in cash at such times and in such manner not inconsistent with the 1940 Act or other applicable law as determined by the Trustees; provided, however, that if the Trustees determine, which determination shall be conclusive, that conditions exist which make payment wholly in cash unwise or undesirable, the Trust may make payment wholly or partly in securities or other assets belonging to the Series of which the Shares being redeemed are part at the value of such securities or assets used in such determination of net asset value of the Series. The Trustees may from time to time specify procedures and conditions, not inconsistent with the 1940 Act, regarding the redemption of Shares.

     Notwithstanding the foregoing, the Trust may postpone payment of the redemption price and may suspend the right of the holders of Shares of any Series or Class to require the Trust to redeem Shares of that Series or Class during any period or at any time when and to the extent permissible under the 1940 Act, and such redemption is conditioned upon the Trust having funds or property legally available therefore. Any such suspension shall take effect at such time as the Trust shall specify, and thereafter there shall be no right of redemption or payment of the redemption proceeds until the Trust shall declare the suspension at an end.

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

     SECTION 4.9. REDEMPTION BY TRUST. Each Share is subject to redemption by the Trust at the redemption price and under the terms which would be applicable if such Share was then being redeemed by the Shareholder pursuant to the terms of Section 4.8 hereof (a) at any time, if the Trustees determine in their sole discretion that failure to so redeem may have materially adverse consequences to all or any of the holders of the Shares, or any Series thereof, of the Trust,
(b) the determination of the Trustees that direct or indirect ownership of Shares of any Series has or may become concentrated in such Shareholder to an extent that would disqualify that Series as a regulated investment company under the Internal Revenue Code of 1986, as amended (or any successor statute thereto), (c) the failure of a Shareholder to supply a tax identification number if required to do so, (d) the failure of a Shareholder to pay when due for the purchase of Shares issued to that Shareholder, (e) the value of a Shareholder's Shares being less than a minimum amount established from time to time by the Trustees, (f) failure of a Shareholder to meet or maintain the qualifications for ownership of a particular Series or Class of Shares, or (g) the determination by the Trustees or pursuant to policies adopted by the Trustees that ownership of Shares by a particular Shareholder is not in the best interests of the remaining Shareholders of the Trust or applicable Series or Class. Upon such redemption the holders of the Shares so redeemed shall have no further right with respect thereto other than to receive payment of such redemption price.

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

     4.10. DISCLOSURE OF HOLDING. The holders of Shares or other securities of the Trust shall upon demand disclose to the Trustees in writing such information with respect to direct and indirect ownership of Shares or other securities of the Trust as the Trustees deem necessary to comply with the provisions of the Internal Revenue Code of 1986, as amended (or any successor statute), or to comply with the requirements of any other law or regulation, and ownership of Shares may be disclosed by the Trustees if so required by law or regulation.

     SECTION 4.11. NET ASSET VALUE; NET INCOME AND DISTRIBUTIONS; REDUCTION IN SHARES. The Trustees in their absolute discretion, may prescribe and shall set forth in the Bylaws or in a duly adopted vote of the Trustees such bases and times for determining the per Share net asset value of the Shares or net income, or the declaration and payment of dividends and distributions, as they may deem necessary or desirable. The Trustees may determine to maintain the net asset value per Share of any Series at a designated constant dollar amount and in connection therewith may reduce the number of outstanding Shares of the Series by reducing the number of Shares in the account of each Shareholder on a pro rata basis, so as to maintain the net asset value per Share of such Series at a constant dollar amount.


                                    ARTICLE V

                    SHAREHOLDERS' VOTING POWERS AND MEETINGS


     The Shareholders shall have power to vote only (i) for the election or removal of Trustees to the extent provided in Section 3.1, (ii) with respect to any action on a contract as to which Shareholder approval is required by the

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

1940 Act, (iii) with respect to any termination or reorganization, consolidation or sale of assets of the Trust or any Series or Class thereof to the extent and as provided in Sections 7.1 and 7.2, (iv) with respect to any amendment of this Declaration of Trust to the extent and as provided in Section 7.3, (v) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the Shareholders, and (vi) with respect to such additional matters relating to the Trust as may be required by the 1940 Act, this Declaration of Trust, the Bylaws or any registration of the Trust with the Commission (or any successor agency) or any state, or as the Trustees may consider necessary or desirable.

     A Shareholder of each Series or Class shall be entitled to one vote for each dollar of net asset value (number of Shares owned times net asset value per Share) of such Series or Class, on each matter on which such Shareholder is entitled to vote and each fractional dollar amount shall be entitled to a proportionate fractional vote, except that the Trustees may, in conjunction with the establishment of any Series or Class of Shares (but subject to applicable law), establish conditions under which the several Series or Classes shall have separate or no voting rights. Shares held in the treasury of the Trust shall not be voted.

     There shall be no cumulative voting in the election of any Trustee or Trustees. Shares of all Series shall be voted in the aggregate on any matter submitted to a vote of the Shareholders of the Trust, except as otherwise provided in this Declaration or by applicable law. Shares entitled to vote and representing a majority of the voting power of the Shares voted on the matter in person or by proxy at a meeting of which a quorum is present shall decide any questions and a plurality shall elect a Trustee, except when a different vote is required by any provision of the 1940 Act or other applicable law or by this Declaration of Trust or the Bylaws, provided that where any provision of law or of the Declaration requires that the holders of any Series or Class shall vote as a Series or Class, then Shares representing a majority of the voting power of the Shares of that Series or Class entitled to vote and voted on the matter shall decide that matter insofar as that Series or Class is concerned, and provided further that subject to applicable law, abstentions and broker non-votes shall not be counted as having been voted on the applicable matter., Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required by law, this Declaration of Trust or the Bylaws to be taken by Shareholders.

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

     The Bylaws may include further provisions with respect to meetings of Shareholders including the establishment of record dates, notices of meetings, the determination of a quorum, Shareholder voting and related matters.


                                   ARTICLE VI

                    LIMITATION OF LIABILITY; INDEMNIFICATION


     SECTION 6.1 TRUSTEES, SHAREHOLDERS, ETC. NOT PERSONALLY LIABLE; NOTICE. No Trustee, officer, employee or agent of the Trust shall be subject to any personal liability whatsoever to any Person, other than the Trust or its Shareholders, in connection with Trust property or the affairs of the Trust; and all persons shall look solely to the Trust property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. No Shareholder or former Shareholder shall be subject to any personal liability whatsoever to any person in connection with Trust property or the acts, obligations or affairs of the Trust solely by reason of being or having been a Shareholder.

     All persons extending credit to, contracting with or having any claim against the Trust shall look only to the assets of the Trust for payment under such credit, contract or claim; and neither the Shareholders nor the Trustees, nor any of the Trust's officers, employees or agents, whether past, present or future, shall be personally liable therefore. Every note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever executed or done by or on behalf of the Trust or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been executed or done only by or for the Trust or the Trustees in their capacity as Trustees under this Declaration or by the officers, employees or agents of the Trust in their capacity as officers, employees or agents of the Trust and not personally. Nothing in this Declaration of Trust shall protect any Trustee or officer against any liability to the Trust or the Shareholders to which such Trustee or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee or of such officer.

         Every  written  note,  bond,  contract,   instrument,   certificate  or
undertaking made or issued by the Trustees or by any officers or officer shall give notice that this Declaration of Trust is on

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

file with the Secretary of The Commonwealth of Massachusetts and shall recite to the effect that the same was executed or made by or on behalf of the Trust or by them as Trustees or Trustee or as officers or officer and not individually and that the obligations of such instrument are not binding upon any of them or the Shareholders individually but are binding only upon the assets and property of the Trust, but the omission thereof shall not operate to bind any Trustees or Trustee or officers or officer or Shareholders or Shareholder individually.

     SECTION 6.2 TRUSTEE'S AND OFFICERS GOOD FAITH ACTION; EXPERT ADVICE; NO BOND OR SURETY. The exercise in good faith by the Trustees or the officers of the Trust of their powers and discretions hereunder shall be binding upon everyone interested. A Trustee or officer of the Trust shall be liable for his own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee or officer, and for nothing else, and shall not be liable for errors of judgment or mistakes of fact or law. Subject to the foregoing (a) neither the Trustees nor the officers shall be responsible or liable in any event for any neglect or wrongdoing of any other officer, agent, employee, consultant, advisor, administrator, distributor or principal underwriter, custodian or transfer, dividend disbursing, Shareholder servicing or accounting agent of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee; (b) the Trustees and officers may take advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust and their duties as Trustees or officers, and shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice; and (c) in discharging their duties, the Trustees and officers, when acting in good faith, shall be entitled to rely upon the books of account of the Trust and upon written reports made to the Trust by any of its officers, any independent public accountant, and (with respect to the subject matter of the contract involved) any officer, partner or responsible employee of a Contracting Party appointed by the Trustees pursuant to Section 3.3. The Trustees as such shall not be required to give any bond or surety or any other security for the performance of their duties.

     SECTION 6.3 INDEMNIFICATION OF SHAREHOLDERS. In case any Shareholder or former Shareholder shall be charged or held to be personally liable for any obligation or liability of the Trust or any Series thereof solely by reason of being or having been a Shareholder (other than taxes payable by virtue of owning shares) and not because of such Shareholder's acts or omissions or for some other reason, the Trust (upon proper and timely request by the Shareholder) shall assume the defense against such charge and satisfy any judgment thereon, and the Shareholder or former Shareholder (or his heirs, executors, administrators or other legal representatives or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets of the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability.

     SECTION 6.4 INDEMNIFICATION OF TRUSTEES, OFFICERS, ETC. The Trust shall indemnify each of its Trustees and officers (including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder creditor or otherwise) (hereinafter referred to as a "Covered Person") against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses including reasonable accountants' and

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

counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, and except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office ("disabling conduct"). Anything herein contained to the contrary notwithstanding, no Covered Person shall be indemnified for any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject unless (1) a final decision on the merits is made by a court or other body before whom the proceeding was brought that the Covered Person to be indemnified was not liable by reason of disabling conduct or, (2) in the absence of such a decision, a reasonable determination is made, based upon a review of the facts, that the Covered Person was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust as defined in the Investment Company Act of 1940 nor parties to the proceeding ("disinterested, non-party Trustees"), or (b) an independent legal counsel in a written opinion.

     SECTION 6.5 ADVANCES OF EXPENSES. The Trust shall advance attorneys' fees or other expenses incurred by a Covered Person in defending a proceeding, upon the undertaking by or on behalf of the Covered Person to repay the advance unless it is ultimately determined that such Covered Person is entitled to indemnification, so long as one of the following conditions is met: (i) the Covered Person shall provide security for his undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the disinterested non-party Trustees of the Trust, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.


     SECTION 6.6. INDEMNIFICATION NOT EXCLUSIVE, ETC. The right of indemnification provided by this Article VI shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used in this Article VI, "Covered Person" shall include such person's heirs, executors and administrators, an "interested Covered Person" is one against whom the action, suit or other proceeding in question or another action, suit or other proceeding on the same or similar grounds is then or has been pending or threatened, and a "disinterested" person is a person against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending or threatened. Nothing contained in this article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.

     SECTION 6.7. LIABILITY OF THIRD PERSONS DEALING WITH TRUSTEES. No person dealing with the Trustees shall be bound to make any inquiry concerning the validity of

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

any transaction made or to be made by the Trustees or to see to the application of any payments made or property transferred to the Trust or upon its order.


     SECTION 6.8. DERIVATIVE ACTIONS. No Shareholder shall have the right to bring or maintain any court action, proceeding or claim on behalf of the Trust or any Series or Class thereof without first making demand on the Trustees requesting the Trustees to bring or maintain such action, proceeding or claim. Such demand shall be excused only when the plaintiff makes a specific showing that irreparable injury to the Trust or any Series or Class thereof would otherwise result, or if a majority of the Trustees, or a majority of any committee established to consider the merits of such action, has a personal financial interest in the action at issue. A Trustee shall not be deemed to have a personal financial interest in an action or otherwise be disqualified from ruling on a Shareholder demand by virtue of the fact that such Trustee receives remuneration from his or her service on the Board of Trustees of the Trust or on the boards of one or more investment companies with the same or an affiliated investment advisor or underwriter, or the amount of such remuneration.

     Such demand shall be mailed to the Secretary of the Trust at the Trust's principal office and shall set forth in reasonable detail the nature of the proposed court action, proceeding or claim and the essential facts relied upon by the Shareholder to support the allegations made in the demand. The Trustees shall consider such demand within 45 days of its receipt by the Trust. In their sole discretion, the Trustees may submit the matter to a vote of Shareholders of the Trust or any Series or Class thereof, as appropriate. Any decision by the Trustees to bring, maintain or settle (or not to bring, maintain or settle) such court action, proceeding or claim, or to submit the matter to a vote of Shareholders, shall be made by the Trustees in their business judgment and shall be binding upon the Shareholders. Any decision by the Trustees to bring or maintain a court action, proceeding or suit on behalf of the Trust or any Series or Class thereof shall be subject to the right of the Shareholders under Article V of this Declaration to vote on whether or not such court action, proceeding or suit should or should not be brought or maintained.


                                   ARTICLE VII

                                  MISCELLANEOUS


     SECTION 7.1 DURATION AND TERMINATION OF TRUST. Unless terminated as provided herein, the Trust shall continue without limitation of time.

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

     (a) The Trust may be terminated at any time (i) by a majority of the Trustees then in office or (ii) by a Majority Shareholder Vote by the holders of its Shares. Any Series of the Trust, or any Class of any Series, may be terminated at any time (i) by a Majority Shareholder Vote of the holders of Shares of that Series or Class, or (ii) by a majority of the Trustees then in office.

     (b)  Upon the termination of the Trust or any Series of the Trust:

          (i) The Trust or Series shall carry on no business except for the purpose of winding up its affairs;

          (ii) The Trustees shall proceed to wind up the affairs of the Trust or Series and all the powers of the Trustees under the Declaration shall continue until the affairs of the Trust or Series shall have been wound up, including the power to fulfill or discharge the contracts of the Trust or Series, collect its assets, sell, convey, assign, exchange, transfer or otherwise dispose of all or any part of the remaining property of the Trust or Series to one or more persons at public or private sale for consideration which may consist in whole or in part of cash, securities or other property of any kind, discharge or pay its liabilities, and do all other acts appropriate to liquidate its business; and

          (iii) After paying or adequately providing for the payment of all liabilities, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining property of the Trust or Series, in cash or in kind or partly in cash and partly in kind, among the Shareholders of the Trust or the Series according to their respective rights as set forth in Section 4.5(f) hereof.

     The  foregoing   provisions  shall  also  apply  mutatis  mutandis  to  the termination of any Class.

     (c) After termination of the Trust or Series or Class and distribution to the Shareholders of the Trust or Series or Class as herein provided, a majority of the Trustees shall execute and lodge among the records of the Trust an instrument in writing setting forth the fact of such termination, and the Trustees shall thereupon be discharged from all further liabilities and duties hereunder with respect to the Trust or Series or Class, and the rights and interests of all Shareholders of the Trust or Series or Class shall thereupon cease.

     SECTION 7.2 REORGANIZATION. The Trustees may sell, convey and transfer the assets of the Trust, or the assets belonging to any one or more Series, to another trust, partnership, association or corporation organized under the laws of any state of the United States, or to the Trust to be held as assets belonging to another Series of the Trust, in exchange for cash, shares or other securities (including, in the case of a transfer to another Series of the Trust, Shares of such other Series) with such transfer being made subject to, or with the assumption by the transferee of, all or substantially all of the liabilities belonging to each Series the assets of

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

which are so transferred; provided, however, that if shareholder approval is required by the 1940 Act, no assets belonging to the Trust or any particular Series shall be so transferred unless the terms of such transfer shall have first been approved at a meeting called for the purpose by Majority Shareholder Vote, of the Trust or that Series, as the case may be. Following such transfer, the Trustees shall distribute such cash, shares or other securities (giving due effect to the assets and liabilities belonging to and any other differences among the various Series the assets belonging to which have been so transferred) among the Shareholders of the Series the assets belonging to which have been so transferred; and if all of the assets of the Trust have been so transferred, the Trust shall be terminated.

     The foregoing provisions shall also apply mutatis mutandis to the sale or transfer of the assets of any Class or the reorganization of any Class.


     SECTION 7.3 AMENDMENTS.


     (a) All rights granted to the Shareholders under this Declaration of Trust are granted subject to the reservation of the right to amend this Declaration of Trust as herein provided. Subject to the foregoing, and except as specifically provided herein, the Trustees may, without any Shareholder vote, amend or otherwise supplement the Declaration by making an amendment, a Declaration of Trust supplemental hereto or an amended and restated Declaration. Without limiting the foregoing power reserved to the Trustees, the Trustees may, without any Shareholder vote, amend the Declaration in order to (i) establish and designate any new Series of Shares or any Class or amend any such establishment and designation; (ii) to change the name of the Trust or its principal office or agent; (iii) to supply any omission, cure any ambiguity or cure, correct or supplement any provision hereof which is internally inconsistent with any other provision hereof; or (iv) if the Trustees deem it necessary and advisable, to conform the Declaration to the requirements of applicable law, including the 1940 Act and Internal Revenue Code and applicable regulations in order that the Trust may obtain the most favorable treatment thereunder available to regulated investment companies, but the Trustees shall not be liable for failing to do so.

     (b) Shareholders shall have the right to vote on (i) any amendment that would affect their right to vote granted hereunder; (ii) any amendment to this Section; (iii) any amendment as may be required by law, or by the Trust's registration statement, to be approved by Shareholders; and (iv) any amendment submitted to them by the Trustees. Any amendment on which Shareholders have the right to vote shall require a Majority Shareholder Vote of the Shareholders of the Trust, or the written consent, without a meeting, of the holders of Shares representing not less than a majority of the voting power of the Shares of the Trust. Notwithstanding the foregoing, if the Trustees shall determine that any amendment required or permitted to be submitted to Shareholders would affect only the interest of Shareholders of particular Series or Classes of Shares, then only
          Shareholders of such Series or Classes, as applicable, shall be entitled to vote thereon, and no vote of Shareholders of any other Series or Classes shall be required. Subject to the foregoing, any such amendment shall be effective as provided in the instrument containing the terms of such amendment or, if there is no provision therein with respect to effectiveness, upon the execution of such instrument and of a certificate (which may be a part of such instrument) executed by a Trustee or officer of the Trust to the effect that such amendment has been duly adopted.

     (c) Nothing contained in the Declaration shall permit the amendment of the Declaration to impair the exemption from personal liability of the Shareholders, former Shareholders, Trustees, officers, employees and agents of the Trust or to permit assessments upon Shareholders or former Shareholders. Notwithstanding anything else herein, any amendment to Section 6.4 shall not limit the rights to indemnification or insurance provided therein with respect to actions or omissions of persons entitled to indemnification under such Section prior to such amendment.

     (d) Notwithstanding any other provision hereof, until such time as Shares of a particular Series or Class are first issued the Declaration may be terminated or amended in any respect as to that Series or Class, and as to any Series or Class in which Shares are not outstanding, by the affirmative vote of a majority of the Trustees or by an instrument signed by a majority of the Trustees.

     SECTION 7.4 FILING OF COPIES; REFERENCES; HEADINGS. The original or a copy of this instrument and of each amendment hereto shall be kept at the office of the Trust where it may be inspected by any Shareholder. A copy this instrument and of each amendment

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

hereto shall be filed by the Trust with the Secretary of The Commonwealth of Massachusetts, as well as any other governmental office where such filing may from time to time be required, but the failure to make any such filing shall not impair the effectiveness of this instrument or any such amendment. Anyone dealing with the Trust may rely on a certificate by an officer of the Trust as to whether or not any such amendments have been made, as to the identities of the Trustees and officers, and as to any matters in connection with the Trust hereunder; and, with the same effect as if it were the original, may rely on a copy certified by an officer of the Trust to be a copy of this instrument or of any such amendments. In this instrument and in any such amendment, references to this instrument, and all expressions like "herein," "hereof" and "hereunder" shall be deemed to refer to this instrument as a whole as the same may be amended or affected by any such amendments. The masculine gender shall include the feminine and neuter genders. Headings are placed herein for convenience of reference only and shall not be taken as a part hereof or control or affect the meaning, construction or effect of this instrument. This instrument may be executed in any number of counterparts each of which shall be deemed an original.

     SECTION 7.5 APPLICABLE LAW. This Declaration of Trust is made in The Commonwealth of Massachusetts, and it is created under and is to be governed by and construed and administered according to the laws of said Commonwealth. The Trust shall be of the type referred to in Section 1 of Chapter 182 of the Massachusetts General Laws and of the type commonly called a Massachusetts business trust, and without limiting the provisions hereof, the Trust may exercise all powers which are ordinarily exercised by such a trust.

     IN WITNESS WHEREOF, the undersigned Trustees, for themselves and their respective successors and assigns, have executed one or more counterparts of this Amended and Restated Agreement and Declaration of Trust under seal as of the day and year first above written.


                                        [Trustee signature lines]

                                                                      APPENDIX A
                                                                      ----------
                                     FORM OF
                                ESTABLISHMENT AND
                       DESIGNATION OF SERIES OF SHARES OF
                               BENEFICIAL INTEREST

     The Trustees of the Trust, acting pursuant to the Trust's Declaration, have previously established and designated the series (each, a "Fund") of Shares of Beneficial Interest listed below.

     1.   The Funds are _______________.

     2. Each Fund shall be authorized to hold cash, invest in securities, instruments and other property and use investment techniques as from time to time described in the Trust's then currently effective registration statement under the Securities Act of 1933 to the extent pertaining to the offering of Shares of the Fund. Each Share of each Fund shall be redeemable as provided in the Declaration. Subject to differences among classes, each Share of each Fund shall be entitled to vote on matters on which Shares of the Fund shall be entitled to vote as provided in Article V of the Trust's Declaration, shall represent a pro rata beneficial interest in the assets allocated or belonging to the Fund, and shall be entitled to receive its pro rata share of the net assets of the Fund upon liquidation of the Fund, all as provided in Section 4.5 of the Declaration. The proceeds of sales of Shares of each Fund, together with any income and gain thereon, less any diminution or expenses thereof, shall irrevocably belong to the Fund, unless otherwise required by law.

     3. Shareholders of each Fund shall vote separately as a class on any matter to the extent required by, and any matter shall have been deemed effectively acted upon with respect to the Fund as provided in, Rule 18f-2, as from time to time in effect, under the 1940 Act or any successor rule, and the Declaration.

     4. The assets and liabilities of the Trust shall be allocated among each Fund and any series of the Trust designated in the future as set forth in
Section 4.5 of the Declaration.

     5. Subject to the provisions of Section 4.5 and Article VII of the Declaration, the Trustees (including any successor Trustees) shall have the right at any time and from time to time to reallocate assets and expenses or to change the designation of each Fund, or otherwise to change the special and relative rights of each Fund.

     6. Any Fund may be terminated by the Trustees at any time by written notice to the Shareholders of the Fund.

     IN WITNESS WHEREOF, the undersigned have executed this instrument as of the ____ day of __________, _______.


[Trustee signature lines]

                                                                      APPENDIX B
                                                                      ----------
                                     FORM OF
                                ESTABLISHMENT AND
                             DESIGNATION OF CLASSES

     Pursuant to Section 4.6 of the Declaration, the Trustees have divided the Shares of each series 4.6, listed below.

     1.   The classes of Shares are designated _______________.

     2. Shares of each class are entitled to all the rights and preferences accorded to Shares under the Declaration.

     3.   For  Shares  of  each  class,   the  purchase  price,  the  method  of
determination of the net asset value, the price, the terms and manner of redemption, any conversion feature, the relative dividend rights of holders thereof, and any other rights, privileges, features or qualifications, shall be as determined from time to time by the Trustees of the Trust in accordance with the Declaration, as set forth in the current prospectus and statement of additional information of the Trust or any series thereof relating to the class, as amended from time to time, contained in the Trust's registration statement under the Securities Act of 1933, as amended.

     4. A class of Shares of any series of the Trust may be terminated by the Trustees at any time by written notice to the Shareholders of the class.

     5. The designation of each class of Shares of the Fund hereby shall not impair the power of the Trustees from time to time to designate additional classes of Shares of the Fund.

     6. Subject to the applicable provisions of the 1940 Act and the Declaration, the Trustees may from time to time modify the preferences, voting powers, rights and privileges of any of the classes designated hereby without any action or consent of the Shareholders.

     IN WITNESS WHEREOF, the undersigned have executed this instrument as of the ____ day of __________, _______.


[Trustee signature lines]

                                    EXHIBIT B

                             SUB-ADVISORY AGREEMENT

                      TOUCHSTONE INTERNATIONAL EQUITY FUND
                           TOUCHSTONE STRATEGIC TRUST

     This SUB-ADVISORY AGREEMENT is made as of May 1, 2002, by and between TOUCHSTONE ADVISORS, INC., an Ohio corporation (the "Advisor"), and BANK OF IRELAND ASSET MANAGEMENT (U.S.) LIMITED, a company organized under the laws of the Republic of Ireland (the "Sub-Advisor").

     WHEREAS, the Advisor is an investment advisor registered under the Investment Advisors Act of 1940, as amended, and has been retained by Touchstone Strategic Trust (the "Trust"), a Massachusetts business trust organized pursuant to a Restated Agreement and Declaration of Trust dated May 19, 1993, and registered as an open-end diversified management investment company under the Investment Company Act of 1940 (the "1940 Act"), to provide investment advisory services with respect to certain assets of the Touchstone International Equity Fund (the "Fund"); and

     WHEREAS, the Sub-Advisor also is an investment advisor registered under the Investment Advisors Act of 1940, as amended; and

     WHEREAS, the Advisor desires to retain the Sub-Advisor to furnish it with portfolio management services in connection with the Advisor's investment advisory activities on behalf of the Fund, and the Sub-Advisor is willing to furnish such services to the Advisor and the Fund;

     NOW THEREFORE, in consideration of the terms and conditions hereinafter set forth, it is agreed as follows:

     1. EMPLOYMENT OF THE SUB-ADVISOR. In accordance with and subject to the Investment Advisory Agreement between the Trust and the Advisor, attached hereto as Exhibit A (the "Advisory Agreement"), the Advisor hereby appoints the Sub-Advisor to manage the investment and reinvestment of that portion of the assets of the Fund allocated to it by the Advisor (the said portion, as it may be changed from time to time, being herein called the "Fund Assets"), subject to the control and direction of the Advisor and the Trust's Board of Trustees, for the period and on the terms hereinafter set forth. The Sub-Advisor hereby accepts such employment and agrees during such period to render the services and to perform the duties called for by this Agreement for the compensation herein provided. The Sub-Advisor shall at all times maintain its registration as an investment advisor under the Investment Advisors Act of 1940 and shall otherwise comply in all material respects with all applicable laws and regulations, both state and federal. The Sub-Advisor shall for all purposes herein be deemed an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust or the Fund.

     2. DUTIES OF THE SUB-ADVISOR. The Sub-Advisor will provide the following services and undertake the following duties:

          a. The Sub-Advisor will manage the investment and reinvestment of the assets of the Fund, subject to and in accordance with the investment objectives, policies and restrictions of the Fund and any directions which the Advisor or the Trust's Board of Trustees may give from time to time with respect to the Fund. In furtherance of the foregoing, the Sub-Advisor will make all determinations with respect to the investment of the Fund Assets and the purchase and sale of portfolio securities and shall take such steps as may be necessary or advisable to implement the same. The Sub-Advisor also will determine the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to the portfolio securities will be exercised. The Sub-Advisor will render regular reports to the Trust's Board of Trustees, to the Advisor and to BARRA RogersCasey, Inc. (or such other advisor or advisors as the Advisor shall engage to assist it in the evaluation of the performance and activities of the Sub-Advisor). Such reports shall be made in such form and manner and with respect to such matters regarding the Fund and the Sub-Advisor as the Trust, the Advisor or BARRA RogersCasey, Inc. shall from time to time request; provided, however, that in the absence of extraordinary circumstances, the individual primarily responsible for management of Fund Assets for the Sub-Advisor will not be required to attend in person more than one meeting per year with the trustees of the Trust.

          b. The Sub-Advisor shall provide support to the Advisor with respect to the marketing of the Fund, including but not limited to: (i) permission to use the Sub-Advisor's name as provided in Section 5, (ii) permission to use the past performance and investment history of the Sub-Advisor with respect to a composite of other funds managed by the Sub-Advisor that are comparable, in investment objective and composition, to the Fund, (iii) access to the individual(s) responsible for day-to-day management of the Fund for marketing conferences, teleconferences and other activities involving the promotion of the Fund, subject to the reasonable request of the Advisor, (iv) permission to use biographical and historical data of the Sub-Advisor and individual manager(s), and (v) permission to use the names of those clients pre-approved by the Sub-Advisor to which the Sub-Advisor provides investment management services, subject to receipt of the consent of such clients to the use of their names.

          c. The Sub-Advisor will, in the name of the Fund, place orders for the execution of all portfolio transactions in accordance with the policies with respect thereto set forth in the Trust's registration statements under the 1940 Act and the Securities Act of 1933, as such registration statements may be in effect from time to time. In connection with the placement of orders for the execution of portfolio transactions, the Sub-Advisor will create and maintain all necessary brokerage records of the Fund in accordance with all applicable laws, rules and regulations, including but not limited to records required by Section 31(a) of the 1940 Act. All records shall be the property of the Trust and shall be available for inspection and use by the Securities and Exchange Commission (the "SEC"), the Trust or any person retained by the Trust. Where applicable, such records shall be maintained by the Advisor for the periods and in the places required by Rule

     31a-2 under the 1940 Act. When placing orders with brokers and dealers, the Sub-Advisor's primary objective shall be to obtain the most favorable price and execution available for the Fund, and in placing such orders the Sub-Advisor may consider a number of factors, including, without limitation, the overall direct net economic result to the Fund (including commissions, which may not be the lowest available but ordinarily should not be higher than the generally prevailing competitive range), the financial strength and stability of the broker, the efficiency with which the transaction will be effected, the ability to effect the transaction at all where a large block is involved and the availability of the broker or dealer to stand ready to execute possibly difficult transactions in the future. The Sub-Advisor is specifically authorized, to the extent authorized by law (including, without limitation, Section 28(e) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), to pay a broker or dealer who provides research services to the Sub-Advisor an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting such transaction, in recognition of such additional research services rendered by the broker or dealer, but only if the Sub-Advisor determines in good faith that the excess commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of the particular transaction or the Sub-Advisor's overall responsibilities with respect to discretionary accounts that it manages, and that the Fund derives or will derive a reasonably significant benefit from such research services. The Sub-Advisor will present a written report to the Board of Trustees of the Trust, at least quarterly, indicating total brokerage expenses, actual or imputed, as well as the services obtained in consideration for such expenses, broken down by broker-dealer and containing such information as the Board of Trustees reasonably shall request.

          d. In the event of any reorganization or other change in the Sub-Advisor, its investment principals, supervisors or members of its investment (or comparable) committee, the Sub-Advisor shall give the Advisor and the Trust's Board of Trustees written notice of such reorganization or change within a reasonable time (but not later than 30 days) after such reorganization or change.

          e. The Sub-Advisor will bear its expenses of providing services to the Fund pursuant to this Agreement except such expenses as are undertaken by the Advisor or the Trust.

          f. The Sub-Advisor will manage the Fund Assets and the investment and reinvestment of such assets so as to comply with the provisions of the 1940 Act and with Subchapter M of the Internal Revenue Code of 1986, as amended.

3.   COMPENSATION OF THE SUB-ADVISOR.

     a. As compensation for the services to be rendered and duties undertaken hereunder by the Sub-Advisor, the Advisor will pay to the Sub-Advisor a monthly fee equal on an annual basis to 0.45% of the first $50 million of the average daily net Fund Assets, 0.40% of the next $50 million of the average daily net Fund Assets, 0.30% on the next $500 million, 0.28% on the next $200 million and 0.27% over $800 million of the average daily net Fund Assets. Such fee shall be computed and accrued daily. If the Sub-Advisor serves in such capacity for less than the whole of any period specified in this Section 3a, the compensation to the Sub-Advisor shall be prorated. For purposes of calculating the Sub-Advisor's fee, the daily value of the Fund Assets shall be computed by the same method as the Trust uses to compute the net asset value of the Fund for purposes of purchases and redemptions of shares thereof.

     b. The Sub-Advisor reserves the right to waive all or a part of its fees hereunder.

     4. ACTIVITIES OF THE SUB-ADVISOR. It is understood that the Sub-Advisor may perform investment advisory services for various other clients, including other investment companies. The Sub-Advisor will report to the Board of Trustees of the Trust (at regular quarterly meetings and at such other times as such Board of Trustees reasonably shall request, subject to the limitation on personal attendance at such meetings set forth in Section 2a) (i) the financial condition and prospects of the Sub-Advisor, (ii) the nature and amount of transactions affecting the Fund that involve the Sub-Advisor and affiliates of the Sub-Advisor, (iii) information regarding any potential conflicts of interest arising by reason of its continuing provision of advisory services to the Fund and to its other accounts, and (iv) such other information as the Board of Trustees shall reasonably request regarding the Fund, the Fund's performance, the services provided by the Sub-Advisor to the Fund as compared to its other accounts and the plans of, and the capability of, the Sub-Advisor with respect to providing future services to the Fund and its other accounts. The Sub-Advisor agrees to submit to the Trust a statement defining its policies with respect to the allocation of business among the Fund and its other clients.

     It is understood that the Sub-Advisor may become interested in the Trust as a shareholder or otherwise.

     The Sub-Advisor has supplied to the Advisor and the Trust copies of its Form ADV with all exhibits and attachments thereto and will hereafter supply to the Advisor, promptly upon the preparation thereof, copies of all amendments or restatements of such document. The Advisor hereby acknowledges receipt of the Sub-Advisor's current Form ADV.

     5. USE OF NAMES. Neither the Advisor nor the Trust shall use the name of the Sub-Advisor in any prospectus, sales literature or other material relating to the Advisor or the Trust in any manner not approved in advance by the Sub-Advisor; provided, however, that the Sub-Advisor will approve all uses of its name which merely refer in accurate terms to its appointment hereunder or which are required by the SEC or a state securities commission; and provided further, that in no event shall such approval be unreasonably withheld. The Sub-Advisor shall not use the name of the Advisor or the Trust in any material relating to the Sub-Advisor in any manner not approved in advance by the Advisor or the Trust, as the case may be; provided, however, that the Advisor and the Trust shall each approve all uses of their respective names which merely refer in accurate terms to the appointment of the Sub-Advisor hereunder or which are required by the SEC or a state securities commission; and, provided further, that in no event shall such approval be unreasonably withheld.

     6. LIMITATION OF LIABILITY OF THE SUB-ADVISOR. Absent willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of the Sub-Advisor, the Sub-Advisor shall not be subject to liability to the Advisor, the Trust or to any shareholder in the Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security. As used in this Section 6, the term "Sub-Advisor" shall include the Sub-Advisor and/or any of its affiliates and the directors, officers and employees of the Sub-Advisor and/or any of its affiliates.

     7. LIMITATION OF TRUST'S LIABILITY. The Sub-Advisor acknowledges that it has received notice of and accepts the limitations upon the Trust's liability set forth in its Declaration of Trust. The Sub-Advisor agrees that (i) the Trust's obligations to the Sub-Advisor under this Agreement (or indirectly under the Advisory Agreement) shall be limited in any event to the assets of the Fund and (ii) the Sub-Advisor shall not seek satisfaction of any such obligation from the holders of shares of the Fund nor from any Trustee, officer, employee or agent of the Trust.

     8. FORCE MAJEURE. The Sub-Advisor shall not be liable for delays or errors occurring by reason of circumstances beyond its control, including but not limited to acts of civil or military authority, national emergencies, work stoppages, fire, flood, catastrophe, acts of God, insurrection, war, riot, or failure of communication or power supply. In the event of equipment breakdowns beyond its control, the Sub-Advisor shall take reasonable steps to minimize service interruptions but shall have no liability with respect thereto.

     9.   RENEWAL, TERMINATION AND AMENDMENT.

          a. This Agreement shall continue in effect, unless sooner terminated as hereinafter provided, until _____________; and it shall continue thereafter provided that such continuance is specifically approved by the parties and, in addition, at least annually by (i) the vote of the holders of a majority of the outstanding voting securities (as herein defined) of the Fund or by vote of a majority of the Trust's Board of Trustees and (ii) by the vote of a majority of the Trustees who are not parties to this Agreement or interested persons of either the Advisor or the Sub-Advisor, cast in person at a meeting called for the purpose of voting on such approval.

          b. This Agreement may be terminated at any time, without payment of any penalty, (i) by the Advisor, by the Trust's Board of Trustees or by a vote of the majority of the outstanding voting securities of the Fund, in any such case upon not less than 60 days' prior written notice to the Sub-Advisor and (ii) by the Sub-Advisor upon not less than 60 days' prior written notice to the Advisor and the Trust. This Agreement shall terminate automatically in the event of its assignment.

          c. This Agreement may be amended at any time by the parties hereto, subject to approval by the Trust's Board of Trustees and, if required by applicable SEC rules and regulations, a vote of the majority of the outstanding voting securities of the Fund affected by such change.

          d. The terms "assignment," "interested persons" and "majority of the outstanding voting securities" shall have the meaning set forth for such terms in the 1940 Act.

     10. SEVERABILITY. If any provision of this Agreement shall become or shall be found to be invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

     11. NOTICE. Any notices under this Agreement shall be in writing addressed and delivered personally (or by telecopy) or mailed postage-paid, to the other party at such address as such other party may designate in accordance with this paragraph for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Trust and that of the Advisor for this purpose shall be 211 East Fourth Street, Suite 300, Cincinnati, Ohio 45202 and that the address of the Sub-Advisor shall be Presidents Plaza, 8600 West Bryn Mawr Avenue, Suite 500 North, Chicago, Illinois 60631.

     12. MISCELLANEOUS. Each party agrees to perform such further actions and execute such further documents as are necessary to effectuate the purposes hereof. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Ohio. The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered in their names and on their behalf by the undersigned, thereunto duly authorized, all as of the day and year first above written.

                                        TOUCHSTONE ADVISORS, INC.
Attest:

                                        BY
------------------------------------       -------------------------------------
                                           Jill T. McGruder
Name:                                      President
     -------------------------------
Title:

      ------------------------------


                                        BANK OF IRELAND ASSET
                                        MANAGEMENT (U.S.) LIMITED
Attest:

                                        BY
------------------------------------       -------------------------------------

Name:                                   Name:
     -------------------------------         -----------------------------------

Title:                                  Title:
      ------------------------------          ----------------------------------

                           TOUCHSTONE STRATEGIC TRUST
                    PROXY SOLICITED ON BEHALF OF THE TRUSTEES
            FOR THE TOUCHSTONE ___________________ FUND (THE "FUND")

     The undersigned hereby appoints Maryellen Peretzky and Terrie A. Wiedenheft, and each of them, attorneys and proxies for the undersigned, with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of Touchstone Strategic Trust ______________ Fund (the "Fund") which the undersigned is entitled to vote at the special meeting of shareholders of the Fund to be held on April 25, 2002 at 10:00 a.m., Eastern Time, at the offices of the Fund, 221 East Fourth Street, Suite 300, Cincinnati, Ohio and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and accompanying Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. A majority of the proxies present and acting at the meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power of authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

                                             NOTE: Please sign exactly as your
                                             name appears on the Proxy. If joint
                                             owners, EITHER may sign this Proxy.
                                             When signing as attorney, executor,
                                             administrator, trustee, guardian or
                                             corporate officer, please give full
                                             title.


                                             Date  ______________, 2002


                                             Signature(s), (Title(s), if
                                             applicable) PLEASE SIGN, DATE, AND
                                             RETURN PROMPTLY IN THE ENCLOSED
                                             ENVELOPE.

I PLAN/DO NOT PLAN TO ATTEND THE SPECIAL  MEETING OF  SHAREHOLDERS  ON APRIL 25,
2002

Please indicate your vote by an "X" in the appropriate box below. This Proxy, if properly executed, will be voted in the manner directed by the shareholder. Please refer to the Proxy Statement for a discussion of the Proposals.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS THAT YOU VOTE "FOR" EACH PROPOSAL.

1. To authorize the Board and Touchstone Advisors, Inc. to select and change investment sub-advisors and to enter into or amend investment sub-advisory agreements without obtaining the approval of shareholders.

          [ ] FOR                  [ ] AGAINST                   [ ] ABSTAIN

2. To authorize the Board to adopt an Amended and Restated Declaration of Trust.

          [ ] FOR                  [ ] AGAINST                   [ ] ABSTAIN

3. To approve a new sub-advisory agreement between Touchstone Advisors, Inc. and the Bank of Ireland

          [ ] FOR                  [ ] AGAINST                   [ ] ABSTAIN

4a. To change the fundamental investment restriction of the Fund with respect to borrowing money:

          [ ] FOR                  [ ] AGAINST                   [ ] ABSTAIN

 b. To change the fundamental investment restriction of the Fund with respect to underwriting securities:

          [ ] FOR                  [ ] AGAINST                   [ ] ABSTAIN

 c. To change the fundamental investment restriction of the Fund with respect to loans:

          [ ] FOR                  [ ] AGAINST                   [ ] ABSTAIN

 d. To change the fundamental investment restriction of the Fund with respect to real estate:

          [ ] FOR                  [ ] AGAINST                   [ ] ABSTAIN

 e. To eliminate the fundamental investment restriction of the Fund regarding oil, gas or mineral leases:

          [ ] FOR                  [ ] AGAINST                   [ ] ABSTAIN

 f. To change the fundamental investment restriction of the Fund with respect to commodities:

          [ ] FOR                  [ ] AGAINST                   [ ] ABSTAIN

 g. To change the fundamental investment restriction of the Fund with respect to concentration of investments:

          [ ] FOR                  [ ] AGAINST                   [ ] ABSTAIN

 h. To change the fundamental investment restriction of the Fund with respect to issuing senior securities:

          [ ] FOR                  [ ] AGAINST                   [ ] ABSTAIN

 i. To eliminate the fundamental investment restriction of the Fund regarding amounts invested in one issuer:

          [ ] FOR                  [ ] AGAINST                   [ ] ABSTAIN

PLEASE SIGN AND DATE THIS PROXY ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

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